Exhibit 10.1
STOCK PURCHASE AGREEMENT
between
Mr. Alexander Otto
“Purchaser”
and
Developers Diversified Realty Corporation
“Issuer”
Dated as of February 23, 2009

TABLE OF CONTENTS

Article 1 PURCHASE AND SALE OF THE SHARES	1

1.1 Purchase and Sale of the Shares	1
1.2 Purchase Price	2
1.3 Payment of Purchase Price	2
1.4 Purchaser Restrictions	2
1.5 Anti-Dilution	2
1.6 Purchase Price Adjustment	3

Article 2 PROCEDURE FOR CLOSING	3

2.1 Time and Place of Closing	3
2.2 Transactions at the Closing	3

Article 3 REPRESENTATIONS AND WARRANTIES OF ISSUER	4

3.1 Listing; Filing and Effectiveness of Registration Statement	4
3.2 Well-Known Seasoned Issuer Status; Ineligible Issuer Status and Automatic Shelf Registration Statement	5
3.3 Compliance with Securities Act Regulations	5
3.4 Incorporated Documents	6
3.5 No Material Adverse Change in Business	6
3.6 Financial Statements	7
3.7 Independent Accountants	7
3.8 Good Standing of Issuer	8
3.9 Subsidiaries	8
3.10 Capitalization	8
3.11 Shares	9
3.12 Litigation	9
3.13 No Conflicts	10
3.14 Compliance with Laws; Permits and Orders	10
3.15 Authorization	11
3.16 REIT Status	11
3.17 Investment Company Act	12
3.18 Registration Rights	12
3.19 No Stabilization or Manipulation	12
3.20 Property	12
3.21 Title Insurance	13
3.22 Mortgages and Deeds of Trust	13
3.23 Environmental Laws	14
3.24 Internal Accounting and Other Controls	14
3.25 Disclosure Controls	15
3.26 Insolvency; Financial Covenants	15
3.27 Absence of Labor Dispute	15
3.28 Use of Proceeds	15
3.29 No Finder’s Fees	16
3.30 Insurance	16

i

3.31 Absence of Undisclosed Liabilities	16
3.32 Taxes	16
3.33 Certain Information	17

Article 4 REPRESENTATIONS AND WARRANTIES OF PURCHASER	17

4.1 Authority	17
4.2 Brokers and Finders	18
4.3 Securities Act	18
4.4 Beneficial Ownership of Common Stock	18
4.5 Availability of Funds	18
4.6 Assignee Representations and Warranties	18

Article 5 COVENANTS OF ISSUER	18

5.1 Access and Information	18
5.2 Conduct of Business Prior to Closing	19
5.3 Shareholders’ Meeting; Proxy Statement; Listing	19
5.4 Notification of Changes; Supplemental Disclosure	20

Article 6 MUTUAL COVENANTS	20

6.1 Governmental Filings	20
6.2 Further Mutual Covenants	20
6.3 Commercially Reasonable Efforts	21

Article 7 CONDITIONS PRECEDENT TO OBLIGATIONS OF PURCHASER	21

7.1 Representations and Warranties	21
7.2 Compliance by Issuer	21
7.3 No Injunction; Litigation	22
7.4 Consents; Authorizations; Approval of Legal Matters	22
7.5 Certified Resolutions	22
7.6 Incumbency	22
7.7 Certified Documents	22
7.8 Going Concern Opinion	23
7.9 New York Stock Exchange Approval	23
7.10 Articles of Incorporation	23
7.11 Code of Regulations	23
7.12 Waiver Agreement	23
7.13 Opinions of Issuer’s Counsel	23
7.14 Investor Rights Agreement	24
7.15 Voting Agreement	24
7.16 Certificate Regarding Domestically Controlled Qualified Investment Entity Status	24
7.17 Tax Agreement	24
7.18 No Material Adverse Change	24
7.19 Change of Control	24
7.20 Investor Rights of Purchaser	25
7.21 Term Loan	25
7.22 Financing	25

Article 8 CONDITIONS PRECEDENT TO OBLIGATIONS OF ISSUER	25

8.1 Certificate Regarding Representations and Warranties	26
8.2 Compliance by Purchaser	26
8.3 No Injunction, Litigation	26
8.4 New York Stock Exchange Approval	26
8.5 Articles of Incorporation	26
8.6 Code of Regulations	27
8.7 Payment of Purchase Price	27

Article 9 CONFIDENTIALITY; PUBLIC ANNOUNCEMENTS	27

9.1 Confidentiality	27
9.2 Public Announcements	27

Article 10 TERMINATION	27

Article 11 GENERAL PROVISIONS	28

11.1 Definitions	28
11.2 Fees and Expenses	35
11.3 Notices	36
11.4 Assignment	37
11.5 No Benefit to Others	37
11.6 Headings and Gender; Construction; Interpretation	37
11.7 Counterparts	38
11.8 Integration of Agreement	38
11.9 Waiver	38
11.10 Time of Essence	39
11.11 Governing Law	39
11.12 Partial Invalidity	39
11.13 Survival	40
11.14 Specific Enforcement	40

SCHEDULE INDEX

Key Executive List	Schedule 1

Key Indebtedness of Issuer	Schedule 2

Key Tenants of Issuer	Schedule 3

“Significant Subsidiary” List	Schedule 4

Change in Control Waivers	Schedule 5

Term Loan	Schedule 6

Financing Terms	Schedule 7

EXHIBIT INDEX

Warrant	Exhibit A

Amendment to Articles of Incorporation	Exhibit B

Amendment to the Code of Regulations	Exhibit C

Waiver Agreement	Exhibit D

Opinion of Jones Day	Exhibit E

REIT Opinion of Jones Day	Exhibit F

Investors’ Rights Agreement	Exhibit G

Shareholder Voting Agreement	Exhibit H

Tax Agreement	Exhibit I

v

STOCK PURCHASE AGREEMENT
     THIS STOCK PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of February 23, 2009, between Mr. Alexander Otto (“Purchaser”) and Developers Diversified Realty Corporation (“Issuer”).
     Issuer desires to sell and Purchaser desires to purchase 30,000,000 of Issuer’s common shares, $0.10 par value per share (the “Common Stock”), for the consideration and on the terms set forth in this Agreement.
     Certain capitalized terms used in this Agreement are defined in Section 11.1 of this Agreement.
     In consideration of the mutual representations, warranties, covenants and agreements contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
ARTICLE 1 PURCHASE AND SALE OF THE SHARES
1.1 Purchase and Sale of the Shares.
     (a) Subject to Section 1.1(c), on and subject to the terms and conditions of this Agreement, Issuer shall sell, and Purchaser shall purchase the Purchased Shares; and Issuer shall transfer and convey, and Purchaser shall purchase, the Purchased Shares free and clear of any and all Liens (other than those imposed by the Articles of Incorporation and federal and state securities Laws).
     (b) Purchaser shall purchase the Purchased Shares in two tranches (“Tranches”). The number of shares of Common Stock to be purchased shall be 15,000,000 shares in the first Tranche (the “First Tranche Shares”) and 15,000,000 shares in the second Tranche (the “Second Tranche Shares” and together with the First Tranche Shares, the “Purchased Shares”).
     (c) In the event that, after giving effect to the purchase of any Purchased Shares, the Otto Family would Beneficially Own more than 29.8% of the outstanding shares of Common Stock, the number of Purchased Shares to be purchased by Purchaser shall be reduced by such number of Purchased Shares necessary to maintain the Beneficial Ownership of Common Stock by the Otto Family at a number of shares of Common Stock equal to 29.8% of the outstanding shares of Common Stock on the relevant Closing Date.
     (d) As additional consideration for the purchase of the First Tranche Shares, Issuer shall grant Purchaser a warrant representing the right to purchase 5,000,000 shares of Common Stock, and as additional consideration for the purchase of the Second Tranche Shares, Issuer shall grant Purchaser a second warrant (each a “Warrant” and together, the “Warrants”) representing the right to purchase 5,000,000 shares of Common Stock (collectively, the “Warrant Shares” and together with the Purchased Shares, the “Shares”) in the form attached hereto as Exhibit A, without deviation.
     (e) The provisions of Section 11.4 notwithstanding, Purchaser shall have the right to assign its rights and obligations under this Agreement to purchase the Purchased Shares and to receive the Warrants to one or more Persons who are members of the Otto Family; provided, however, that if any assignee breaches its obligation to purchase any Purchased Shares, Purchaser shall remain obligated to purchase such Purchased Shares.
1.2 Purchase Price.
     Subject to Section 1.6, the purchase price per share for the First Tranche Shares shall be US$3.50 (the “First Tranche Purchase Price”), and the purchase price per share for the Second Tranche Shares shall be US$4.00 (the “Second Tranche Purchase Price” and together with the First Tranche Purchase Price, the “Purchase Price”).
1.3 Payment of Purchase Price
     On the relevant Closing Date, and subject to the satisfaction or waiver of the conditions set forth in Article 7 and Article 8 below, Purchaser shall pay or deliver to Issuer an amount in cash equal to the product of (a) the relevant Purchase Price and (b) the number of Purchased Shares being purchased by wire transfer in immediately available funds in U.S. dollars to an account designated in writing at least two Business Days prior to such Closing Date by Issuer. A Federal Reserve Reference Number shall be requested by Purchaser at the time of the transfer for the purpose of assisting Issuer in confirming receipt of the transfer.
1.4 Purchaser Restrictions
     Excluding any shares of Common Stock Beneficially Owned by the Otto Family as of the date hereof as set forth in Section 4.4, Purchaser hereby agrees not to purchase or otherwise become the Beneficial Owner of, and shall cause the Otto Family not to purchase or otherwise become the Beneficial Owner of, any shares of Common Stock other than those pursuant to this Agreement from the date hereof through the first to occur of the Non-Tranche Closing Date or the Second Closing Date. Purchaser acknowledges that it shall be responsible for any filings required by it or any member of the Otto Family under Sections 13 or 16 of the Exchange Act in connection with the purchase or acquisition of any shares of Common Stock, and that Purchaser shall provide Issuer with a copy of any such filing contemporaneously with such filing being submitted to the Commission.
1.5 Anti-Dilution
     From the date hereof through the relevant Closing Date, the Purchased Shares shall be adjusted to avoid dilution as provided herein.  At each Closing Date, in consideration for the Purchase Price, in addition to the Purchased Shares Purchaser shall receive that number of shares of Common Stock issuable in connection with any dividend declared on shares of Common Stock that would have been issued to Purchaser if the Purchased Shares to be purchased on the relevant Closing Date had been owned of record by Purchaser as of the date hereof and Purchaser had elected to receive the maximum amount of such dividends in shares of Common Stock.
1.6 Purchase Price Adjustment
     On each Closing Date, Purchaser and Issuer shall calculate the New Purchase Price, and if the New Purchase Price is less than the Floor Price, then the relevant Purchase Price shall be adjusted by subtracting from it the difference between the Floor Price and the New Purchase Price.
ARTICLE 2 PROCEDURE FOR CLOSING
2.1 Time and Place of Closing.
     The consummation of the purchase and sale of the Purchased Shares contemplated by this Agreement shall be held at the offices of Alston & Bird LLP, 90 Park Avenue, New York, New York 10016, or such other location that is mutually agreed upon by the Parties.
     (a) In the event Purchaser waives in writing its right under Section 1.1(b) to purchase the Purchased Shares in Tranches, the Purchased Shares shall be purchased by Purchaser on the fifth Business Day following the satisfaction or waiver of the conditions set forth in Article 7 and Article 8 below (excluding the conditions that, by their terms, cannot be satisfied until the Closing Date), or such other date as the parties shall mutually agree in writing (the “Non-Tranche Closing Date”).
     (b) In the event Purchaser retains its right to purchase the Purchased Shares in Tranches pursuant to Section 1.1(b), the First Tranche Shares shall be purchased by Purchaser on the fifth Business Day following the satisfaction or waiver of the conditions set forth in Article 7 and Article 8 below (excluding the conditions that, by their terms, cannot be satisfied until the Closing Date), or such other date as the Parties shall mutually agree in writing (the “First Closing Date”). After the First Closing Date, the Second Tranche Shares shall be purchased by Purchaser in one transaction at any time during the period ending on the six-month anniversary of the date that Issuer’s shareholders approve the Articles Amendment as set forth in Section 7.10, upon five Business Days notice from Purchaser to Issuer (the “Second Closing Date,” and together with the First Closing Date and the Non-Tranche Closing Date, each a “Closing Date”).
2.2 Transactions at the Closing.
     On a Closing Date, each of the following shall be delivered:
     (a) Issuer shall deliver to Purchaser (i) the Purchased Shares issuable on such Closing Date in book-entry form at the broker designated by Purchaser, (ii) a Warrant or Warrants, as applicable, to purchase 5,000,000 Shares, and (iii) to the extent not previously delivered, the items required to be delivered by Issuer set forth in Article 7. The documents and certificates to be delivered hereunder by or on behalf of Issuer on a Closing Date shall be in form and substance reasonably satisfactory to Purchaser and its counsel.
     (b) Purchaser shall deliver to Issuer (i) by wire transfer of immediately available funds to an account designated by Issuer, as set forth in Section 1.3 above, an amount equal to the product of (A) the relevant Purchase Price and (B) the number of Purchased Shares to be delivered on such Closing Date and (ii) the items set forth in Article 8. The documents and certificates to be delivered hereunder by or on behalf of Purchaser on the Closing Date shall be in form and substance reasonably satisfactory to Issuer and its counsel.
ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF ISSUER
     Issuer hereby represents and warrants to Purchaser that:
3.1 Listing; Filing and Effectiveness of Registration Statement.
     (a) The Common Stock is registered pursuant to Section 12(b) of the Exchange Act and is currently listed and quoted on the New York Stock Exchange under the trading symbol “DDR.” As of the date hereof, Issuer meets the requirements for the use of Form S-3 under the Securities Act and the rules and regulations thereunder for the registration of the issuance of the Purchased Shares contemplated by this Agreement.
     (b) Issuer has filed with the Commission an automatic shelf registration statement on Form S-3 (No. 333-139118), which registers the issuance and sale by Issuer of the Purchased Shares under the Securities Act. Such registration statement, together with any information deemed to be a part thereof pursuant to Rule 430B under the Securities Act, and all documents incorporated or deemed to be incorporated therein by reference pursuant to Item 12 of Form S-3 under the Securities Act, as from time to time amended or supplemented, is herein referred to as the “Registration Statement,” and the prospectus constituting a part of such Registration Statement, together with a prospectus supplement filed with the Commission pursuant to Rule 424(b) under the Securities Act relating to the Purchased Shares, and all documents incorporated or deemed to be incorporated therein by reference pursuant to Item 12 of Form S-3 under the Securities Act, as from time to time amended or supplemented, are referred to herein as the “Prospectus.” The term “preliminary prospectus” means any preliminary form of the Prospectus. As used in this Agreement, the terms “amendment” or “supplement” when applied to the Registration Statement or the Prospectus shall be deemed to include the filing by Issuer with the Commission of any document under the Exchange Act after the date hereof that is or is deemed to be incorporated therein by reference.
     (c) All references in this Agreement to financial statements and schedules and other information which is “contained,” “included” or “stated” in the Registration

Statement, any preliminary prospectus or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in or otherwise deemed by the Securities Act to be a part of or included in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be, as of any specified date; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to mean and include, without limitation, the filing of any document under the Exchange Act which is or is deemed to be incorporated by reference in or otherwise deemed by the rules and regulations under the Securities Act to be a part of or included in the Registration Statement, such preliminary prospectus or the Prospectus, as the case may be, as of any specified date.

3.2	Well-Known Seasoned Issuer Status; Ineligible Issuer Status and Automatic Shelf Registration Statement.
     (i) At the time of the initial filing of the Registration Statement and (ii) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Securities Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), Issuer was a “well-known seasoned issuer” as defined in Rule 405 under the Securities Act. The Registration Statement is an “automatic shelf registration statement,” as defined in Rule 405 under the Securities Act, that initially became effective within three years of the relevant Closing Date. Issuer has not received from the Commission any notice pursuant to Rule 401(g)(2) under the Securities Act objecting to the use of the automatic shelf registration statement form.
3.3 Compliance with Securities Act Regulations.
     (a) The Registration Statement became effective upon filing under Rule 462(e) under the Securities Act on December 4, 2006. No stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and no proceedings for that purpose have been instituted, are pending or, to the knowledge of Issuer, have been threatened.
     (b) As of the date hereof and as of each Closing Date (as applicable), the Registration Statement, as amended as of such date complies and will comply in all material respects with the requirements of the Securities Act and the rules and regulations thereunder, and the Registration Statement, as amended as of such date, does not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (except that the foregoing shall not apply to those parts of the Registration Statement that constitute the Statements of Eligibility (Forms T-1) under the Trust Indenture Act of 1939). As of the date hereof and as of each Closing Date (as applicable), the Prospectus, as amended as of such date, will conform in all material respects to the requirements of the Securities Act and the rules and regulations thereunder and, as of such respective dates, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.
3.4 Incorporated Documents.
     The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, at the time they were filed or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder, as applicable, and none of such documents contained or will contain an untrue statement of a material fact or omitted or will omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.
3.5 No Material Adverse Change in Business.
     Since the respective dates as of which information is provided in the Registration Statement and the Prospectus, (i) there has not occurred any material adverse change or any development that is reasonably likely to have a material adverse effect on the condition (financial or otherwise), results of operations, business, properties or assets (tangible and intangible) of Issuer and its subsidiaries considered as one enterprise (other than changes or developments relating to (a) changes in general economic conditions in the United States, other than changes which adversely affect Issuer and its subsidiaries to a materially greater extent than their competitors, (b) the execution or the announcement of this Agreement, or the consummation of the transactions contemplated hereby, or (c) changes in GAAP or the accounting rules or regulations of the Commission) (a “Material Adverse Effect”), (ii) except for regular quarterly distributions on the Common Stock (whether payable in cash, shares of Common Stock or a combination thereof), and regular distributions declared, paid or made in accordance with the terms of any class or series of Issuer preferred shares, there has been no dividend or distribution of any kind declared, paid or made by Issuer on any class of its capital shares, (iii) there has been no change in one or more of the Executive Officers listed on Schedule 1 other than as a result of the disability or death of such Executive Officer, (iv) there has not been an announcement by Issuer of an allegation made by a Governmental Body of fraud or malfeasance on the part of an Executive Officer of Issuer, without regard to its impact on the results of operations, business, properties or assets of Issuer and its subsidiaries, (v) there has not been an announcement by Issuer of a breach of a covenant in the indebtedness of Issuer set forth on Schedule 2, or an announcement of the receipt by Issuer of a notice of default issued by any lender of the indebtedness set forth on Schedule 2, (vi) none of the tenants of Issuer listed on Schedule 3 have filed a voluntary petition for bankruptcy protection under the United States Bankruptcy Code, or (vii) there has not occurred a decrease of more than 50% in Issuer’s market capitalization over any three consecutive trading day period when compared to Issuer’s market capitalization as of the close of business on February 19, 2009 (3.5(i) through (vii) together, a “Material Adverse Change”).

3.6 Financial Statements.
     The consolidated financial statements and supporting schedules of Issuer included in, or incorporated by reference into, the Registration Statement and the Prospectus (in each case, other than any pro forma financial information and projections) present fairly, in all material respects, the financial position of Issuer and its consolidated Subsidiaries as of the dates indicated and the results of their operations for the periods specified; except as otherwise stated in the Registration Statement and the Prospectus, said financial statements have been prepared in conformity with GAAP applied on a consistent basis; and the supporting schedules, if any, included in, or incorporated by reference into, the Registration Statement and the Prospectus present fairly in all material respects the information required to be stated therein. The selected financial data and the summary financial information included in, or incorporated by reference into, the Registration Statement and the Prospectus (in each case, other than any pro forma financial information and projections) present fairly, in all material respects, the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in, or incorporated by reference into, the Registration Statement and the Prospectus. The statements of certain revenues and expenses of the properties acquired or proposed to be acquired, if any, included in, or incorporated by reference into, the Registration Statement and the Prospectus present fairly in all material respects the information set forth therein and have been prepared, in all material respects, in accordance with the applicable financial statement requirements of Regulation S-X under the Exchange Act with respect to real estate operations acquired or to be acquired. The pro forma financial statements and the other pro forma financial information (including the notes thereto), included in, or incorporated by reference into, the Registration Statement and the Prospectus present fairly, in all material respects, the information set forth therein, have been prepared, in all material respects, in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly compiled on the basis described therein and the assumptions used in the preparation of such pro forma financial statements and other pro forma financial information (including the notes thereto), if any, are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein. All disclosures contained in the Registration Statement and the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission), if any, comply with Regulation G under the Exchange Act and Item 10 of Regulation S-K under the Securities Act, to the extent applicable.
3.7 Independent Accountants.
     PricewaterhouseCoopers LLP, who has expressed its opinion on the audited financial statements and related schedules included in, or incorporated by reference into, the Registration Statement and the Prospectus, is an independent registered public accounting firm within the meaning of the Securities Act and the applicable rules and regulations thereunder.

3.8 Good Standing of Issuer.
     Issuer has been duly organized and is validly existing and in good standing as a corporation under the laws of the State of Ohio, with power and authority (corporate and other) to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus; and Issuer is duly qualified to do business and is in good standing as a foreign corporation in all other jurisdictions where its ownership or leasing of properties or the conduct of its business requires such qualification, except where the failure to qualify and be in good standing could not reasonably be expected to have or result in a Material Adverse Effect.
3.9 Subsidiaries.
     Each Subsidiary listed on Schedule 4 (“Significant Subsidiary”) has been duly incorporated or formed and is validly existing as a corporation, partnership or limited liability company in good standing under the laws of the jurisdiction of its incorporation or formation; has corporate, partnership or limited liability company power and authority to own, lease and operate its properties and to conduct its business and is duly qualified as a foreign corporation, partnership or limited liability company to transact business; and is in good standing in each jurisdiction in which such qualification is required, except where the failure to qualify and be in good standing could not reasonably be expected to have or result in a Material Adverse Effect.
3.10 Capitalization.
     (a) On the date hereof, the authorized capital stock of Issuer consists of (i) 300,000,000 common shares, par value $0.10, of which 129,316,003 shares are issued and outstanding; (ii) 750,000 Class A Cumulative Preferred Shares, without par value, of which no shares are issued and outstanding; (iii) 750,000 Class B Cumulative Preferred Shares, without par value, of which no shares are issued and outstanding; (iv) 750,000 Class C Cumulative Preferred Shares, without par value, of which no shares are issued and outstanding; (v) 750,000 Class D Cumulative Preferred Shares, without par value, of which no shares are issued and outstanding; (vi) 750,000 Class E Cumulative Preferred Shares, without par value, of which no shares are issued and outstanding; (vii) 750,000 Class F Cumulative Preferred Shares, without par value, of which no shares are issued and outstanding; (viii) 750,000 Class G Cumulative Preferred Shares, without par value, of which 600,000 shares are issued and outstanding; (ix) 750,000 Class H Cumulative Preferred Shares, without par value, of which 410,000 shares are issued and outstanding; (x) 750,000 Class I Cumulative Preferred Shares, without par value, of which 340,000 shares are issued and outstanding; (xi) 750,000 Class J Cumulative Preferred Shares, without par value, of which no shares are issued and outstanding; (xii) 750,000 Class K Cumulative Preferred Shares, without par value, of which no shares are issued and outstanding; (xiii) 750,000 Noncumulative Preferred Shares, without par value, of which no shares are issued and outstanding; and (xiv) 2,000,000 Cumulative Voting Preferred Shares, without par, of which no shares are issued and outstanding. All of the issued and outstanding shares of capital stock of each class of Issuer on the date hereof have been duly authorized and validly issued and are fully paid and non-assessable. On the date hereof, Issuer has issued 398,700.435 operating partnership units. On the date hereof, other than shares of Common Stock reserved for issuance under Issuer’s equity compensation plans or arrangements for officers, directors and other Employees, outstanding convertible debt securities and outstanding operating partnership units, and in connection with dividends declared on shares of Common Stock payable in shares of Common Stock, no shares of the capital stock of Issuer are reserved for issuance. On the date hereof, other than the Shares and shares of Common Stock to be issued under Issuer’s equity compensation plans or arrangements for officers, directors and other Employees, outstanding convertible debt securities and outstanding operating partnership units, and in connection with dividends declared on shares of Common Stock payable in shares of Common Stock, Issuer has no obligation to issue any additional shares of its capital stock, or securities convertible into or exchangeable for shares of its capital stock. None of the shares of capital stock of Issuer outstanding on the date hereof has been issued in violation of any preemptive rights of the current or past shareholders of Issuer. On the date hereof, other than as set forth above, no rights relating to the purchase of capital stock of any class or series of Issuer are issued or outstanding nor are there any agreements, written or oral, providing for the issuance of any rights relating to the capital stock of any class or series of Issuer. All dividends required to be paid on Issuer’s capital stock have been paid.
     (b) All of the issued and outstanding capital stock, membership interests or partnership interests of Issuer’s wholly-owned Significant Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and are owned directly or indirectly by Issuer, free and clear of any Liens, except as set forth in the Prospectus and except for such Liens that could not reasonably be expected to have or result in a Material Adverse Effect.
3.11 Shares.
     The Shares, after receipt of the approval by Issuer’s shareholders of (a) the issuance of the Shares for purposes of Section 312.03 of the New York Stock Exchange Listing Manual and (b) the Articles Amendment as set forth in Section 7.10 (collectively, the “Requisite Shareholder Approval”), will have been duly authorized for issuance and sale pursuant to this Agreement and, when issued and delivered pursuant to this Agreement against payment of the consideration therefor specified herein, will be validly issued, fully paid and non-assessable.
3.12 Litigation.
     There is no Litigation before or by any court or other Governmental Body currently pending, or, to the knowledge of Issuer, threatened against or adversely affecting Issuer or its Subsidiaries, their business or any of their respective assets or properties, at law or in equity, which is required to be disclosed in the Prospectus (other than as disclosed therein), or which could reasonably be expected to have or result in a Material Adverse Effect or would materially and adversely affect the consummation of this Agreement or the transactions contemplated herein.

3.13 No Conflicts.
     Neither Issuer nor any of its Significant Subsidiaries is in violation of its respective articles of incorporation or other organizational document, or its code of regulations or bylaws, as the case may be, or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which it is a party or by which it or its respective properties may be bound, where such defaults could reasonably be expected to have or result in a Material Adverse Effect; and the execution and delivery of this Agreement have been, and, after receipt of the Requisite Shareholder Approval, the consummation of the issuance and sale of the Purchased Shares contemplated herein will have been, duly authorized by all necessary corporate action, and compliance by Issuer with its obligations hereunder will not conflict with or constitute a breach of, or default under (or constitute a default which with the passage of time or giving of notice, or both, would constitute an event of a default), or result in the creation or imposition of any Lien upon any properties or assets of Issuer or its Significant Subsidiaries pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which Issuer or any of its Significant Subsidiaries is a party or by which it may be bound or to which any of the properties or assets of Issuer or any of its Significant Subsidiaries is subject, nor will such action result in any violation of the provisions of their respective articles of incorporation or other organizational document, or their respective code of regulations or bylaws, as the case may be, or, to the knowledge of Issuer, any Law or Order; and no Consent or Order of any court or Governmental Body is required for the consummation by Issuer of the issuance and sale of the Purchased Shares contemplated by this Agreement, except such as has been or will be obtained or as may be required under the Securities Act, the Exchange Act, the HSR Act, and state securities Laws in connection with the transactions contemplated hereby.
3.14 Compliance with Laws; Permits and Orders.
     Neither Issuer nor any of its Significant Subsidiaries is engaged in any activity or has omitted to take any action that is or creates a violation of any Law applicable to Issuer or such Significant Subsidiary, except where such violation could not reasonably be expected to have or result in a Material Adverse Effect. Neither Issuer nor any of its Significant Subsidiaries is subject to any Order which has had or could reasonably be expected to result in a Material Adverse Effect. Issuer and its Significant Subsidiaries possess all Permits necessary for the lawful operation of their business as presently conducted and are in compliance with all such Permits and all applicable Laws and Orders where a failure to have such Permits or to so comply could reasonably be expected to have or result in a Material Adverse Effect. Neither Issuer nor any of its Significant Subsidiaries has received any written notice of proceedings relating to the revocation or modification of any Permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could reasonably be expected to have or result in a Material Adverse Effect. To the knowledge of Issuer, no officer, director or Employee of Issuer or any of its Significant Subsidiaries is subject to any Order that prohibits such officer, director or Employee from engaging in or continuing any conduct, activity, or practice relating to Issuer, its Significant Subsidiaries or their respective businesses except where such prohibition could not reasonably be expected to have or result in a Material Adverse Effect. To the knowledge of Issuer, neither Issuer nor any of its Significant Subsidiaries has at any time during the last five years (i) made any unlawful contribution to any political candidate, or failed to disclose fully any contribution in violation of Law, or (ii) made any payment to any federal, state or local governmental, regulatory or administrative officer or official, or other Person charged with similar public or quasi-public duties, other than payments required or permitted by the Laws of the United States or any jurisdiction thereof. Neither Issuer nor any of its Significant Subsidiaries has received at any time any written notice or other written communication from any Governmental Body or any other Person regarding (i) any actual, alleged, possible, or potential violation of, or failure to comply with, any Law, or (ii) any actual, alleged, possible, or potential obligation on the part of Issuer or any of its Significant Subsidiaries to undertake, or to bear all or any portion of any Liability related to, any non-environmental remedial action of any nature, where such violation or obligation could reasonably be expected to have or result in a Material Adverse Effect.
3.15 Authorization.
     Issuer’s Board of Directors has approved the Articles Amendment, the Ancillary Agreements, and the Code Amendment, and has adopted resolutions recommending that Issuer’s shareholders approve the Articles Amendment and the Code Amendment. Issuer has the full right, power and authority to execute and deliver this Agreement and the Ancillary Agreements and, after receipt of the Requisite Shareholder Approval, will have the power and authority to perform its obligations hereunder to issue and sell the Purchased Shares to Purchaser; and all corporate action required to be taken for the due and proper authorization, execution and delivery of this Agreement and the Ancillary Agreements has been duly and validly taken and, after receipt of the Requisite Shareholder Approval, all corporate action required to be taken for the consummation of the issuance and sale of the Purchased Shares to Purchaser will have been duly and validly taken. This Agreement and the Ancillary Agreements represent valid and binding obligations of Issuer, enforceable against Issuer in accordance with its terms, except as enforceability may be limited by applicable equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar Laws affecting creditors’ rights generally, by the exercise of judicial discretion in accordance with equitable principles and by public policy to the extent that any provision relates to indemnification, contribution or exculpation.
3.16 REIT Status.
     (a) Issuer has been subject to taxation as a real estate investment trust (“REIT”) within the meaning of Sections 856 and 857 of the Code and has qualified as a REIT for all of its taxable years ended December 31, 1993 through December 31, 2008, has been organized and operated since December 31, 2008 to the date of this representation and intends to continue be organized and to operate in such a manner as to qualify as a REIT for its taxable year ending December 31, 2009, and has not taken or failed to take any action which would reasonably be expected to result in a challenge to its taxation as a REIT, and no such challenge is pending or threatened.

     (b) As of the date hereof, to Issuer’s knowledge based on its reasonable inquiry as set forth in Section 7.16, Issuer is, and after giving effect to the issuance by Purchaser of all the Shares, will be, a “domestically controlled qualified investment entity” within the meaning of Section 897(h)(4) of the Code.
3.17 Investment Company Act.
     Neither Issuer nor any of its Subsidiaries is, or will be immediately after the consummation of the issuance and sale of the Shares contemplated by this Agreement, required to be registered as an investment company under the Investment Company Act of 1940, as amended.
3.18 Registration Rights.
     Except as set forth in the Prospectus, there are no Persons with registration or other similar rights to have any securities registered pursuant to the Registration Statement.
3.19 No Stabilization or Manipulation.
     None of Issuer or any of its Subsidiaries or, to Issuer’s knowledge, any of the officers and directors thereof acting on Issuer’s or such subsidiaries’ behalf has taken, directly or indirectly, any action resulting in a violation of Regulation M under the Exchange Act or designed to cause or result in, or which has constituted or which reasonably might be expected to constitute, the stabilization or manipulation of the price of the Common Stock.
3.20 Property.
     Except as described in the Prospectus, (i) Issuer or its Subsidiaries have good and marketable title or leasehold interest, as the case may be, to the Portfolio Properties described in the Registration Statement and the Prospectus as being owned by Issuer or its Subsidiaries (except with respect to properties described in the Registration Statement and the Prospectus as being held by Issuer through joint ventures), in each case free and clear of all Liens and defects (collectively, “Defects”), except where such Defects could not reasonably be expected to have or result in a Material Adverse Effect; (ii) the joint venture interest in each Portfolio Property described in the Registration Statement and the Prospectus, as being held by Issuer through a joint venture, is owned free and clear of all Defects except for such Defects that could not reasonably be expected to have or result in a Material Adverse Effect; (iii) all Liens on or affecting the Portfolio Properties of Issuer or its Subsidiaries are disclosed in the Registration Statement and the Prospectus, except for any such interests that could not reasonably be expected to have or result in a Material Adverse Effect; (iv) none of Issuer, its Subsidiaries or, to the knowledge of Issuer, any lessee of any of the Portfolio Properties is in default under any of the leases governing the Portfolio Properties, except such defaults that could not reasonably be expected to have or result in a Material Adverse Effect, and Issuer does not know of any event which, but for the passage of time or the giving of notice, or both, would constitute a default under any of such leases, except such defaults that could not reasonably be expected to have or result in a Material Adverse Effect; (v) assuming that the contracts are valid and binding obligations of the Third Parties party thereto, all contracts of Issuer and any Subsidiary to provide leasing, property management and construction management services, general contractor services for third parties and real estate development, construction and miscellaneous tenant services businesses, are enforceable by and in the name of Issuer or a Subsidiary, as the case may be, except as could not reasonably be expected to have or result in a Material Adverse Effect; (vi) each of the Portfolio Properties complies with all applicable Laws, except for such failures to comply that could not reasonably be expected to have or result in a Material Adverse Effect; and (vii) neither Issuer nor any Subsidiary has any knowledge of any pending or threatened condemnation proceedings, zoning change or other proceeding or action that would in any manner affect the size of, use of, improvements on, construction or access to the Portfolio Properties, except such proceedings, changes, or actions that could not reasonably be expected to have or result in a Material Adverse Effect. The sale and issuance of the Purchased Shares to Purchaser will not create or constitute a default under any leasehold interest of Issuer or any of its Subsidiaries, except such defaults that could not reasonably be expected to have or result in a Material Adverse Effect.
3.21 Title Insurance.
     Issuer or its subsidiaries have title insurance on each of the Portfolio Properties (except with respect to each property described in the Prospectus as held by Issuer through a joint venture): (i) insuring that Issuer or the applicable Subsidiary has good and marketable title (or leasehold interest) to the applicable Portfolio Property, free and clear of all Defects other than such Defects as could not reasonably be expected to have or result in a Material Adverse Effect, and (ii) in an amount at least equal to the greater of (x) the cost of acquisition of such Portfolio Property and (y) the cost of construction of the improvements located on such Portfolio Property except, in each case, where the failure to have such title insurance could not reasonably be expected to have or result in a Material Adverse Effect. The joint venture owning each property described in the Prospectus as held by Issuer through a joint venture has title insurance on such property: (i) insuring that such joint venture has good and marketable title (or leasehold interest) to the applicable Portfolio Property, free and clear of all Defects other than such Defects as could not reasonably be expected to have or result in a Material Adverse Effect, and (ii) in an amount at least equal to the greater of (x) the cost of acquisition of such Portfolio Property by such joint venture and (y) the cost of construction of the improvements located on such Portfolio Property, except in each case, where the failure to have such title insurance could not reasonably be expected to have or result in a Material Adverse Effect.
3.22 Mortgages and Deeds of Trust.
     The notes secured by the mortgages and deeds of trust encumbering the Portfolio Properties (except with respect to each property described in the Prospectus as held by Issuer through a joint venture) are not convertible, and said mortgages and deeds of trust are not cross-defaulted or cross-collateralized to any property that is not a Portfolio

Property, except where such cross-default or cross-collateralization, if triggered, could not reasonably be expected to have or result in a Material Adverse Effect.
3.23 Environmental Laws.
     Except as disclosed in writing to Purchaser, (a) with respect to the Portfolio Properties there (i) is, to Issuer’s knowledge, no unlawful presence of any Hazardous Materials in violation of Environmental Laws, and (ii) are, to Issuer’s knowledge, no spills, releases, discharges or disposals of Hazardous Materials in violation of Environmental Laws that have occurred or are presently occurring as a result of any construction on or operation and use of the Portfolio Properties, which presence or occurrence in (i) or (ii) above could reasonably be expected to have or result in a Material Adverse Effect; (b) in connection with the construction on or operation and use of the Portfolio Properties, Issuer represents that Issuer has no knowledge of (i) any failure to comply with all applicable Environmental Laws except where such failure could not reasonably be expected to have or result in a Material Adverse Effect, (ii) the receipt by Issuer or any Subsidiary of any written notice of a claim pursuant to any Environmental Law or under common law pertaining to Hazardous Materials on or originating from any Portfolio Property that could reasonably be expected to have or result in a Material Adverse Effect, (iii) the receipt by Issuer or any Subsidiary of any written notice from any Governmental Body claiming any material violation of any Environmental Law that could reasonably be expected to have or result in a Material Adverse Effect, or (iv) the inclusion or proposed inclusion of any Portfolio Property on the National Priorities List issued pursuant to the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. §§ 9601 et seq., by the EPA, on the Comprehensive Environmental Response, Compensation, and Liability Information System database maintained by the EPA, or on any similar list published by any Governmental Body of contaminated sites potentially requiring removal, remediation, or response action pursuant to any other Environmental Law, except where such inclusion could not reasonably be expected to have or result in a Material Adverse Effect; and (c) to Issuer’s knowledge, Issuer has received and is in compliance with all Environmental Permits in connection with Issuer’s operation and use of the Portfolio Properties, except where such noncompliance could not reasonably be expected to have or result in a Material Adverse Effect. The representations and warranties in this Section 3.23 are the sole and exclusive representations in this Agreement relating to compliance with or liability under Environmental Laws.
3.24 Internal Accounting and Other Controls.
     Issuer and its Subsidiaries maintain a system of internal accounting and other controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accounting for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Issuer has no material weaknesses in its internal control over financial reporting and, except as described in the Prospectus, since the end of Issuer’s most recent audited fiscal year, there has been no change in Issuer’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, Issuer’s internal control over financial reporting.
3.25 Disclosure Controls.
     Issuer has established and maintains disclosure controls and procedures (as such term is defined in Rules 13a-15 and 15d-15 under the Exchange Act) in accordance with the rules and regulations under the Sarbanes-Oxley Act of 2002, the Securities Act and the Exchange Act.
3.26 Insolvency; Financial Covenants.
     (a) After giving effect to the issuance and sale of the Purchased Shares contemplated by this Agreement, neither Issuer nor any of its Subsidiaries will: (i) be insolvent (either because its financial condition is such that the sum of its debts is greater than the fair market value of its assets or because the fair saleable value of its assets is less than the amount required to pay its probable liabilities on its existing debts as they mature); (ii) have unreasonably small capital with which to engage in its business; or (iii) have incurred debts beyond its ability to pay as they become due. Further, to Issuer’s knowledge, Issuer will not receive an opinion from PricewaterhouseCoopers LLP with respect to its financial statements as of and for the year ended December 31, 2008, containing a “going concern” determination, whereby the independent auditors expressed substantial doubt as to Issuer’s ability to continue to meet its obligations for the next 12 months.
     (b) After giving effect to the transactions contemplated by this Agreement, neither Issuer nor any of its Subsidiaries is or will be in breach of any financial covenant contained in any indebtedness set forth on Schedule 2 that could reasonably be expected to have or result in a Material Adverse Effect; nor does Issuer have knowledge of any existing condition, including the transactions contemplated by this Agreement, that will, with the passage of time, result in a default under any indebtedness set forth on Schedule 2.
3.27 Absence of Labor Dispute.
     No labor problem, dispute or Litigation with the Employees exists or, to the knowledge of Issuer, is threatened or imminent, that could reasonably be expected to have or result in a Material Adverse Effect.
3.28 Use of Proceeds.
     Issuer will use the net proceeds from the offering of Shares for general corporate purposes, including, without limitation, the repayment of indebtedness.

3.29 No Finder’s Fees.
     Except as previously disclosed to Purchaser, Issuer has not incurred (directly or indirectly) nor will it incur, directly or indirectly, any Liability for any broker’s, finder’s, financial advisor’s or other similar fee, charge or commission in connection with this Agreement or the transactions contemplated hereby.
3.30 Insurance.
     Issuer and its Subsidiaries, their assets and properties and their Employees are insured under various policies of general liability and other forms of insurance, which policies are of the type and in the amounts customary and adequate for their business.
3.31 Absence of Undisclosed Liabilities.
     Issuer and its Subsidiaries have no material Undisclosed Liabilities.
3.32 Taxes.
     (a) All Tax Returns required to be filed by or on behalf of Issuer or any Subsidiary have been duly and timely filed with the appropriate Taxing Authority in all jurisdictions in which such Tax Returns are required to be filed (after giving effect to any valid extensions of time in which to make such filings), and all such Tax Returns are true, complete, and correct in all respects, except, other than with respect to federal income tax returns of Issuer, where such failure to file or failure to be true, complete, and correct could not reasonably be expected to have or result in a Material Adverse Effect. All Taxes payable by or on behalf of Issuer or any Subsidiary have been fully and timely paid (whether or not shown on any Tax Return), except where such failure to fully and/or timely pay could not reasonably be expected to have or result in a Material Adverse Effect. With respect to any period for which Tax Returns of or relating to Issuer or any of its subsidiaries have not yet been filed or for which Taxes are not yet due or owing, Issuer has made due and sufficient accruals for such material Taxes on the face of the most recent balance sheet included in the financial statements of Issuer and on its Books and Records. All required estimated Tax payments sufficient to avoid any underpayment penalties have been made by or on behalf of Issuer and each Subsidiary, except where such failure to make such payments could not reasonably be expected to have or result in a Material Adverse Effect. Issuer has not incurred any Liability for Taxes under Section 857(b), 860(c), or 4981 of the Code. There are no Liens as a result of any unpaid Taxes upon any of the assets of Issuer or any of its subsidiaries, except for such Liens as could not reasonably be expected to have or result in a Material Adverse Effect. Neither Issuer nor any of its subsidiaries is the subject of any audit, examination or other proceeding in respect of Taxes, and neither Issuer nor any of its subsidiaries has received written notice that it is the subject of any audit, examination or other proceeding in respect of Taxes by any Taxing Authority. No deficiencies for any Taxes have been proposed, asserted or assessed against Issuer or any of its subsidiaries, and no requests for waivers of the time to assess any such Taxes are pending, except where such deficiencies could not reasonably be expected to have or result in a Material Adverse Effect.
     (b) Each of Issuer and its subsidiaries has complied in all respects with all applicable Laws relating to the payment and withholding of Taxes and has duly and timely withheld and paid over to the appropriate Taxing Authority all amounts required to be so withheld and paid under all applicable Laws, except where such failure to comply, withhold or pay could not reasonably be expected to have or result in a Material Adverse Effect.
     (c) Issuer and its subsidiaries have disclosed on their federal income tax returns all positions taken therein that could give rise to substantial understatement of federal income tax within the meaning of Section 6662 of the Code.
     (d) Neither Issuer nor any of its subsidiaries have participated in any reportable transaction, as defined in Treasury Regulation Section 1.6011-4(b)(1), or a transaction substantially similar to a reportable transaction.
     (e) Issuer is “diversified” within the meaning of paragraph 4 of Article 10 of the income tax treaty between the United States and Germany, as amended by the Protocol signed on June 1, 2006.
     (f) For purposes of this Section 3.32, any reference to Issuer or its subsidiaries shall be deemed to include any Person which merged with or was liquidated into Issuer or any Subsidiary of Issuer.
3.33 Certain Information
     All information provided by Issuer to Purchaser or Purchaser’s representatives in connection with the transactions contemplated by this Agreement, regardless of when provided, is true and correct in all material respects.
ARTICLE 4 REPRESENTATIONS AND WARRANTIES OF PURCHASER
     Purchaser hereby represents and warrants to Issuer as follows:
4.1 Authority.
     Purchaser has full power and authority to enter into this Agreement. The Agreement is a valid and binding obligation of Purchaser enforceable against Purchaser in accordance with its terms, except as enforceability may be limited by applicable equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar Laws affecting creditors’ rights generally, and by the exercise of judicial discretion in accordance with equitable principles.

4.2 Brokers and Finders.
     Neither Purchaser nor any Related Person of Purchaser has incurred any Liability to any party for any brokerage fees, agent’s commissions, or finder’s fees in connection with the transactions contemplated by this Agreement.
4.3 Securities Act.
     Purchaser is acquiring the Shares for its own account and not with a view towards their distribution within the meaning of Section 2(a)(11) of the Securities Act in any manner that would be in violation of the Securities Act.
4.4 Beneficial Ownership of Common Stock.
     As of the date hereof, neither Purchaser nor the Otto Family is the Beneficial Owner of (i) any Common Stock or (ii) any securities or other instruments representing the right to acquire Common Stock, except that Purchaser is the Beneficial Owner of 6,171,061 shares of Common Stock. Other than pursuant to the Voting Agreement, neither Purchaser nor the Otto Family has a formal or informal agreement, arrangement or understanding with any Person (other than Issuer) to acquire, dispose of or vote any securities of Issuer.
4.5 Availability of Funds.
     Purchaser has, and at each Closing Date, Purchaser will have, available cash in an amount sufficient for Purchaser to timely pay the aggregate Purchase Price for the Purchased Shares and all fees, expenses and other amounts contemplated to be paid by Purchaser in connection with the transactions contemplated by this Agreement.
4.6 Assignee Representations and Warranties.
     To the extent Purchaser transfers its right and obligation under this Agreement to purchase the Purchased Shares, if any, in whole or in part, to one or more Persons who are members of the Otto Family, the representations and warranties in Article 4 shall be deemed to also be made by Purchaser in respect of each such Person and the representations and warranties in Article 4 shall be deemed to be made in respect of Purchaser and such Person collectively.
ARTICLE 5 COVENANTS OF ISSUER
     Issuer covenants and agrees with Purchaser as follows:
5.1 Access and Information.
     Subject to the confidentiality restrictions set forth in Section 9.1 hereof, from the date hereof to each Closing Date (as applicable) and during normal business hours, Issuer shall afford to Purchaser, its lenders, counsel, accountants, and other representatives that need Information with respect to assisting Purchaser with the evaluation or financing of the purchase of the Purchased Shares, reasonable access to the offices, properties, books, contracts, commitments, and records of Issuer. Issuer shall furnish such Persons with all Information (including financial and operating data) concerning Issuer as they reasonably may request.
5.2 Conduct of Business Prior to Closing.
     From the date hereof to each Closing Date (as applicable), except as set forth in Section 5.2, and except to the extent that Purchaser shall otherwise consent in writing, which shall not be withheld unreasonably:
     (a) Issuer and its Subsidiaries shall operate substantially as previously operated and only in the regular and Ordinary Course of Business;
     (b) Issuer and its Subsidiaries shall comply with all applicable Laws where the failure to so comply would have a Material Adverse Effect;
     (c) Issuer and its Subsidiaries shall maintain the Books and Records in the usual, regular, and ordinary manner, on a basis consistent with past practices, and prepare and file all Tax Returns and amendments thereto required to be filed by Issuer after taking into account any extensions of time granted by any Taxing Authorities;
     (d) not grant any waiver of, or approve any increases in, the restrictions on Beneficial Ownership contained in the Articles of Incorporation, other than as contemplated by this Agreement or the Articles Amendment; and
     (e) otherwise report periodically to Purchaser concerning the status of the business, operations and finances of Issuer.
5.3 Shareholders’ Meeting; Proxy Statement; Listing.
     (a) Issuer shall call a meeting of Issuer’s shareholders to adopt the Articles Amendment and the Code Amendment (the “Shareholders’ Meeting”) and shall prepare and file a proxy statement with the Commission related to the notice of the Shareholders’ Meeting and the adoption of the Articles Amendment, and the Code Amendment, as soon as reasonably practicable (the “Proxy Statement”). The Proxy Statement will comply in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder, and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.
     (b) Upon approval of the Articles Amendment and the Code Amendment by the shareholders, Issuer shall prepare and file an application with the New York Stock Exchange to register the Shares for listing thereon.

5.4 Notification of Changes; Supplemental Disclosure.
     Between the date hereof and each Closing Date (as applicable), Issuer shall promptly notify Purchaser in writing of (i) any change or development that constitutes a Material Adverse Effect or, (ii) the institution of or, if known by Issuer, the threat of institution of Litigation against Issuer or a Subsidiary where such Litigation could reasonably be expected to have or result in a Material Adverse Effect, and any Litigation related to this Agreement.
ARTICLE 6 MUTUAL COVENANTS
6.1 Governmental Filings.
     To the extent required by the HSR Act, each of the Parties will, within a reasonable period of time, file with the United States Federal Trade Commission (“FTC”) and the United States Department of Justice (“DOJ”) the notification and report form required for the transactions contemplated hereby, will promptly file any supplemental or additional information that reasonably may be requested in connection therewith pursuant to the HSR Act, and will comply in all material respects with the requirements of the HSR Act. In the event any Litigation is threatened or instituted challenging the transactions contemplated by this Agreement as violative of Antitrust Laws, each Party shall use its commercially reasonable efforts to avoid the filing of, or resist or resolve such Litigation. Each Party shall use its commercially reasonable efforts to take such action as may be required by: (i) the FTC and/or the DOJ in order to resolve such objections as either of them may have to the transactions contemplated by this Agreement under the Antitrust Laws, or (ii) any federal or state court of the United States, or similar court of competent jurisdiction in any foreign jurisdiction, in any Litigation brought by any Governmental Body or any other Person challenging the transactions contemplated by this Agreement as violative of the Antitrust Laws, in order to avoid the entry of any Order (whether temporary, preliminary or permanent) that has the effect of preventing the consummation of the transactions contemplated by this Agreement and to have vacated, lifted, reversed or overturned any such Order. Commercially reasonable efforts shall not include the willingness of Purchaser to accept an Order agreeing to the divestiture, or the holding separate, of any assets of Purchaser or Issuer or any of their respective Related Persons that Purchaser reasonably determines to be material to Purchaser or to the benefits of the transaction for which it has bargained hereunder. Purchaser shall be entitled to direct any proceedings or negotiations with any Governmental Body relating to any of the foregoing, provided that it shall afford Issuer a reasonable opportunity to participate therein.
6.2 Further Mutual Covenants.
     Purchaser and Issuer shall each take all actions contemplated by this Agreement, and, subject to Purchaser’s and Issuer’s, as applicable, right to terminate this Agreement pursuant to Article 10 hereof, do all things reasonably necessary to effect the consummation of the transactions contemplated by this Agreement. Except as otherwise provided in this Agreement, Purchaser and Issuer shall each refrain from knowingly taking or failing to take any action which would render any of the representations or warranties contained in Article 3 or Article 4, as applicable, of this Agreement inaccurate in any material respect as of a Closing Date (as applicable). Each Party shall promptly notify the other Party of any Litigation that shall be instituted or threatened against such Party to restrain, prohibit, or otherwise challenge the legality of any transaction contemplated by this Agreement.
6.3 Commercially Reasonable Efforts.
     Issuer and Purchaser will use commercially reasonable efforts to cause the conditions in Article 7 and Article 8 to be satisfied.
ARTICLE 7 CONDITIONS PRECEDENT TO OBLIGATIONS OF
PURCHASER
     The obligation of Purchaser to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction, on or before the relevant Closing Date (as applicable), of each of the following conditions, all or any of which may be waived in writing, in whole or in part, by Purchaser:
7.1 Representations and Warranties.
     The representations and warranties of Issuer (i) contained in Section 3.5 and Section 3.26 shall be true and correct in all respects, both when made and as of the Closing Date, (ii) contained in Section 3.10(a) shall be true and correct in all respects both when made and as of the Closing Date (except to the extent expressly made as of an earlier date, in which case as of such date), and (iii) contained elsewhere in Article 3 shall be true and correct in all respects (without giving effect to any materiality or Material Adverse Effect qualifications contained therein) both when made and as of the Closing Date (except to the extent expressly made as of an earlier date, in which case as of such date), except, with regard to Section 7.1(iii) only, where the failure of such representations and warranties to be so true and correct could not reasonably be expected to have or result in a Material Adverse Effect; and Purchaser shall have received a certificate dated as of such Closing Date executed by an authorized officer of Issuer to such effect.
7.2 Compliance by Issuer.
     Issuer shall have duly performed in all material respects all of the covenants, agreements, and conditions contained in this Agreement to be performed by Issuer on or prior to each Closing Date (as applicable) and Purchaser shall have received a certificate dated such Closing Date, executed by an authorized officer of Issuer to such effect. Purchaser shall have received from Issuer such certificates or other evidence, dated as of such Closing Date, as Purchaser or its counsel shall reasonably request to evidence the performance of all covenants and the fulfillment by Issuer, or such other satisfaction at or prior to such Closing Date, of the terms and conditions of this Agreement.

7.3 No Injunction; Litigation.
     No Litigation, regulation, or legislation shall be pending or overtly threatened by a Third Party which seeks to enjoin, restrain, or prohibit Purchaser in respect of the consummation of the transactions contemplated hereby.
7.4 Consents; Authorizations; Approval of Legal Matters.
     All authorizations, Orders, or Consents of any Governmental Body required to consummate the issuance and sale of the Purchased Shares to Purchaser shall have been obtained. Purchaser shall have received a certificate dated as of the relevant Closing Date, executed by Issuer to the foregoing effect, and Purchaser shall be reasonably satisfied with the terms, conditions, and restrictions of and obligations under each such authorization, Order, or Consent.
7.5 Certified Resolutions.
     Purchaser shall have received a certificate of the Secretary or Assistant Secretary of Issuer containing a true and correct copy of the resolutions duly adopted by the Board of Directors of Issuer, approving and authorizing the Agreement. The Secretary or Assistant Secretary of Issuer shall also certify that such resolutions have not been rescinded, revoked, modified, or otherwise affected and remain in full force and effect.
7.6 Incumbency.
     Purchaser shall have received a certificate of incumbency of Issuer executed by the Secretary or Assistant Secretary of Issuer listing the officers of Issuer authorized to execute the Agreement, and certifying the authority of each such officer to execute the agreements, documents, and instruments on behalf of Issuer in connection with the consummation of the transactions contemplated hereby.
7.7 Certified Documents.
     Purchaser shall have received (a) the Articles of Incorporation, including the Articles Amendment, of Issuer, certified as of a recent date by the Secretary of State of the State of Ohio and a copy of the Code of Regulations of Issuer, as amended by the Code Amendment, certified as of the relevant Closing Date by the Secretary or Assistant Secretary of Issuer, (b) the articles of incorporation or similar organizational document, as amended, of each Significant Subsidiary, certified as of a recent date by the Secretary of State of the state under the Laws of which the Significant Subsidiary is incorporated or organized, and a copy of the code of regulations, bylaws, or similar operating document of each Significant Subsidiary, as amended, certified as of the relevant Closing Date by the Secretary or Assistant Secretary of the Significant Subsidiary; and (c) a certificate of status, good standing or existence with respect to Issuer and each Significant Subsidiary from the Secretary of State of the state under the laws of which Issuer or such Significant Subsidiary is incorporated, organized, as applicable, and of each other state in which Issuer is qualified or registered to do business, dated as of a recent date.

7.8 Going Concern Opinion.
     Issuer shall have received from PricewaterhouseCoopers LLP an audit report on Issuer’s consolidated financial statements as of December 31, 2007 and 2008 and for the three years ended December 31, 2008, and such report shall not include a “going concern” determination, whereby the independent auditors expressed substantial doubt as to Issuer’s ability to continue to meet its obligations for the next 12 months.
7.9 New York Stock Exchange Approval.
     The shareholders of Issuer shall have approved the issuance and sale of the Shares to Purchaser for purposes of Section 312.03 of the New York Stock Exchange Listed Company Manual.
7.10 Articles of Incorporation.
     The Articles Amendment in the form attached hereto as Exhibit B, without deviation, shall have been (i) adopted by the shareholders of Issuer in accordance with applicable Law, and (ii) filed with the Secretary of State of the State of Ohio.
7.11 Code of Regulations.
     The Code Amendment in the form attached hereto as Exhibit C, without deviation, shall have been approved by the shareholders of Issuer in accordance with applicable Law.
7.12 Waiver Agreement.
     A waiver agreement in the form attached hereto as Exhibit D, without deviation (the “Waiver Agreement”), relating to a waiver of the Related Party Limit (as defined in the Articles of Incorporation), shall have been executed by a duly authorized officer of Issuer.
7.13 Opinions of Issuer’s Counsel.
     (a) Purchaser shall have received the opinion of Jones Day, counsel to Issuer, in substantially the form of Exhibit E hereto, and otherwise in form and substance (including the exhibits thereto) reasonably satisfactory to Purchaser.
     (b) Purchaser shall have received the opinion of Jones Day, counsel to Issuer, substantially in the form of Exhibit F hereto, that commencing with the taxable year ended December 31, 1993, Issuer was organized and has operated in conformity with the requirements for qualification and taxation as a REIT under the Code and that Issuer’s organization (taking into account the purchase of the Purchased Shares and the Articles Amendment contemplated by this Agreement) and proposed method of operation will enable it to continue to meet the requirements for qualification and taxation as a REIT (with customary exceptions, assumptions and qualifications and based upon customary representations).

7.14 Investor Rights Agreement.
     An investor rights agreement in the form attached hereto as Exhibit G, without deviation (the “Investor Rights Agreement”), addressing Purchaser’s rights to representation on Issuer’s Board of Directors and to the registration of the resale of the Purchased Shares under the Securities Act shall have been executed by a duly authorized officer of Issuer.
7.15 Voting Agreement.
     A voting agreement in the form attached hereto as Exhibit H, without deviation (the “Voting Agreement”), relating to the agreement of certain key shareholders to vote in favor of Purchaser’s nominees to Issuer’s Board of Directors, shall have been executed by the parties thereto (other than Purchaser).
7.16 Certificate Regarding Domestically Controlled Qualified Investment Entity Status.
     Issuer shall have delivered to Purchaser a certification dated the Closing Date that, to Issuer’s knowledge, after reasonable inquiry, Issuer is a “domestically controlled qualified investment entity” within the meaning of Section 897(h)(4) of the Code as of the date thereof. For purposes of such certification, reasonable inquiry shall be deemed to be a review of all Schedule 13D and 13G filings made under the Exchange Act with the Commission with respect to Issuer after December 31, 2006, and all IRS Form 1042 filings made by or on behalf of Issuer since December 31, 2006. Such certificate shall be accompanied by copies of information that have been obtained or relied upon by Issuer for purposes of such certificate.
7.17 Tax Agreement.
     A tax agreement in the form attached hereto as Exhibit I, without deviation (the “Tax Agreement”), pursuant to which Issuer will agree to provide Purchaser information and take certain actions on an ongoing basis relating to Issuer’s status as a “domestically controlled qualified investment entity” and providing information relating to withholding tax on dividends, shall have been executed by a duly authorized officer of Issuer.
7.18 No Material Adverse Change.
     There shall not have occurred any change or development that would constitute a Material Adverse Change, and Purchaser shall have received a certificate dated as of the relevant Closing Date, executed by a duly authorized officer of Issuer to such effect.
7.19 Change of Control.
     Purchaser has received a waiver from each of the officers of Issuer set forth on Schedule 5 that the acquisition by the Otto Family of “beneficial ownership” (as defined in Section 13(d) of the Exchange Act) of 20% or more of the outstanding shares of

Common Stock will not constitute a “change in control” for purposes of such officer’s change in control agreement with Issuer.
7.20 Investor Rights of Purchaser.
     (a) In the event Purchaser does not purchase the Purchased Shares in Tranches, Issuer’s Board of Directors shall have appointed two directors identified by Purchaser and reasonably satisfactory to Issuer, to fill vacancies on the Board of Directors, and shall have expanded the Board of Directors if necessary to create such vacancies.
     (b) In the event Purchaser purchases the Purchased Shares in Tranches, (i) on the First Closing Date, Issuer’s Board of Directors shall have appointed one director identified by Purchaser and reasonably satisfactory to Issuer, to fill a vacancy on the Board of Directors, and shall have expanded the Board of Directors if necessary to create such vacancy, and (ii) on the Second Closing Date, Issuer’s Board of Directors shall have appointed one director identified by Purchaser (for purposes of clarification, the Second Closing Date director would be the second of two directors named by Purchaser and appointed by Issuer’s Board of Directors pursuant to the terms hereof) and reasonably satisfactory to Issuer, to fill a vacancy on the Board of Directors, and shall have expanded the Board of Directors if necessary to create such vacancy; provided, however, that if the Second Closing Date occurs after a definitive proxy statement for the 2008 annual meeting of shareholders has been mailed to Issuer’s shareholders but prior to the annual meeting of Issuer’s shareholders, Issuer’s Board of Directors shall appoint Purchaser’s nominee immediately following the annual meeting of Issuer’s shareholders.
7.21 Term Loan.
     Issuer or one of its wholly owned Subsidiaries shall have obtained and entered into a term loan that provides Issuer with financing as of the First Closing Date or Non-Tranche Closing Date, as applicable, in the aggregate amount of at least US$60 million. As of the date hereof, Issuer has obtained a non-binding commitment for such funding, the terms and conditions of which are set forth on Schedule 6 hereto.
7.22 Financing.
     In addition to the term loan provided for in Section 7.21, Issuer or one of its wholly owned Subsidiaries shall have obtained and entered into one or more debt financing arrangements that provides Issuer or its wholly owned Subsidiaries with aggregate debt financing as of the First Closing Date or Non-Tranche Closing Date, as applicable, that is at least equal to the total Purchase Price, and each such debt financing arrangement shall be under substantially the same terms and conditions as set forth on Schedule 7 hereto.
ARTICLE 8 CONDITIONS PRECEDENT TO OBLIGATIONS OF ISSUER
     The obligation of Issuer to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction, on or before the relevant Closing Date (as applicable) hereunder, of each of the following conditions, all or any of which may be waived, in whole or in part, by Issuer.
8.1 Certificate Regarding Representations and Warranties.
     The representations and warranties of Purchaser contained in Article 4 shall be true and correct in all respects both when made and as of the Closing Date (except to the extent expressly made as of an earlier date, in which case as of such date), except where the failure of such representations and warranties to be so true and correct could not reasonably be expected to have or result in a material adverse effect on the ability of Purchaser to consummate the purchase of the Purchased Shares, and Issuer shall have received a certificate dated as of such Closing Date, executed by Purchaser, to such effect.
8.2 Compliance by Purchaser.
     Purchaser shall have duly performed in all material respects all of the covenants, agreements, and conditions contained in this Agreement to be performed by Purchaser on or before the relevant Closing Date, and Issuer shall have received a certificate dated as of such Closing Date, executed by Purchaser, to such effect. Issuer shall have received from Purchaser all applicable closing deliveries, and such certificates or other evidence, duly executed by Purchaser, dated as of such Closing Date, as Issuer or its counsel shall reasonably request to evidence the performance of all covenants and the fulfillment by Purchaser, or such other satisfaction at or prior to such Closing Date, of the terms and conditions of this Agreement.
8.3 No Injunction, Litigation.
     No Litigation, regulation, or legislation shall be pending or overtly threatened by a Third Party which seeks to enjoin, restrain, or prohibit Issuer, in respect of the consummation of the transactions contemplated hereby.
8.4 New York Stock Exchange Approval.
     The shareholders of Issuer shall have approved the issuance and sale of the Shares to Purchaser for purposes of Section 312.03 of the New York Stock Exchange Listed Company Manual.
8.5 Articles of Incorporation.
     The Articles Amendment in the form attached hereto as Exhibit B, without deviation, shall have been: (i) adopted by the shareholders of Issuer in accordance with applicable Law, and (ii) filed with the Secretary of State of the State of Ohio.

8.6 Code of Regulations.
     The Code Amendment in the form attached hereto as Exhibit C, without deviation, shall have been approved by the shareholders of Issuer in accordance with applicable Law.
8.7 Payment of Purchase Price.
     Issuer shall have received an amount equal to the product of the Purchase Price and the number of Purchased Shares purchased on such Closing Date (as applicable) from Purchaser.
ARTICLE 9 CONFIDENTIALITY; PUBLIC ANNOUNCEMENTS
9.1 Confidentiality.
     The Information is disclosed to Purchaser solely for Purchaser’s use in completing its analysis incidental to this Agreement, and Purchaser agrees that its use of the Information will be governed by the terms and conditions of the Confidentiality Agreement.
9.2 Public Announcements.
     Issuer and Purchaser will consult with each other before issuing any press releases or otherwise making any public statements or filings with any Governmental Body with respect to this Agreement or the transactions contemplated hereby, shall modify any portion thereof if the other Party reasonably objects thereto, and shall not issue any press releases or make any public statements or filings with any Governmental Body prior to such consultation, unless the same may be required by applicable Law or the rules and regulations of the New York Stock Exchange. Notwithstanding anything to the contrary in the foregoing, Issuer shall not be required to consult with Purchaser before disclosing or describing this Agreement or transactions contemplated hereby in (a) filings with the Commission other than (i) a Current Report on Form 8-K announcing the entry into this Agreement, (ii) a preliminary proxy statement and definitive proxy statement relating to Issuer shareholder approvals required as conditions by the terms of this Agreement, (iii) the prospectus supplement relating to the issuance of the Purchased Shares, and (iv) communications made pursuant to Rule 14a-12 under the Exchange Act, or (b) non-scripted conference calls not specifically designed to discuss this Agreement or the transactions contemplated hereby or analyst conference or meetings.
ARTICLE 10 TERMINATION
          (a) This Agreement may be terminated:
          (i) by the mutual consent of Purchaser and Issuer;
          (ii) by Purchaser if any condition in Article 7 becomes impossible to perform or satisfy (other than as a result of a breach or default by Purchaser in the performance of its obligations hereunder) and the performance of such condition has not been waived by Purchaser in writing at or prior to the relevant Closing Date;
          (iii) by Issuer if any condition in Article 8 becomes impossible to perform or satisfy (other than as a result of a breach or default by Issuer in the performance of its obligations hereunder) and the performance of such condition has not been waived by Issuer in writing at or prior to the relevant Closing Date; or
          (iv) by either Party (other than a Party that is in material default of its obligations under this Agreement) if the Non-Tranche Closing Date or the First Closing Date, as applicable, shall not have occurred on or before July 15, 2009.
     (b) Upon termination, each provision of this Agreement shall have no further force and effect, except for Article 9 (Confidentiality; Public Announcements) and Article 11.2 (Fees and Expenses), each of which shall survive.
ARTICLE 11 GENERAL PROVISIONS
11.1 Definitions.
     (a) The terms set forth below shall have the meanings ascribed thereto in the referenced sections:

Term	Page
Agreement	1
Closing Date	3
Common Stock	1
Defects	12
DOJ	20
First Closing Date	3
First Tranche Purchase Price	2
First Tranche Shares	1
FTC	20
Investor Rights Agreement	24
Issuer	1
Material Adverse Change	6
Material Adverse Effect	6
Non-Tranche Closing Date	3
preliminary prospectus	4
Prospectus	4
Proxy Statement	19
Purchase Price	2
Purchased Shares	1
Purchaser	1
Registration Statement	4
REIT	11
Requisite Shareholder Approval	9
Second Closing Date	3
Second Tranche Purchase Price	2
Second Tranche Shares	1
Shareholders’ Meeting	19
Shares	2
Significant Subsidiary	8
Tax Agreement	24
Tranches	1
Voting Agreement	24
Waiver Agreement	23
Warrant	1
Warrant Shares	2
Warrants	1
     (b) Except as otherwise provided herein, the capitalized terms set forth below shall have the following meanings:

          (i) “Aggregate Stock Issuances” shall mean the aggregate number of shares of Common Stock issued and sold by Issuer, including Stock Equivalents deemed to have been issued by Issuer, but not including (A) Excluded Stock, (B) other issuances of Common Stock provided in Section 1.5 that have occurred from and after the date hereof and to and including the relevant Closing Dates, (C) shares of Common Stock issued in connection with the exercise, conversion or exchange of Stock Equivalents to the extent that the issuance of such Stock Equivalents has previously been deemed an issuance and sale of shares of Common Stock for purposes of this definition, and (D) the Shares.
          (ii) “Ancillary Agreements” means the Waiver Agreement, the Investor Rights Agreement, and the Tax Agreement.
          (iii) “Antitrust Laws” means the HSR Act, the Sherman Act, as amended, the Clayton Act, as amended, the Federal Trade Commission Act, as amended, and any other federal, state or foreign Law or Order designed to prohibit, restrict or regulate actions in order to promote or enhance competition and/or prevent monopolization or restraint of trade.
          (iv) “Articles Amendment” means the amendment to the Articles of Incorporation, without deviation, in the form attached hereto as Exhibit B.
          (v) “Articles of Incorporation” means the Second Amended and Restated Articles of Incorporation of Issuer.
          (vi) “Beneficial Ownership” shall have the meaning ascribed to it in Issuer’s Articles of Incorporation. The terms “Beneficial Owner,” “Beneficially Own,” and “Beneficially Owned” shall have the correlative meanings.
          (vii) “Board of Directors” shall mean Issuer’s Board of Directors.
          (viii) “Books and Records” means all existing data, databases, books, records, correspondence, business plans and projections, tenant and vendor lists, files, papers, and, to the extent permitted under applicable Law, copies of historical personnel, payroll and medical records of each of the Employees in the possession of Issuer, including employment applications, employment agreements, confidentiality and non-compete agreements, corrective action reports, disciplinary reports, notices of transfer, notices of rate changes, other similar documents, and any summaries of such documents regularly prepared by Issuer; all reported medical claims made for each Employee; and all manuals and printed instructions of Issuer.
          (ix) “Business Day” means any day on which national banks are open for business in the City of New York.
          (x) “Code” means the Internal Revenue Code of 1986, as amended.
          (xi) “Code Amendment” means the amendment to Issuer’s Code of Regulations granting Issuer’s Board of Directors the authority to fix the number of the members of the Board of Directors, without deviation, in the form attached hereto as Exhibit C.
          (xii) “Code of Regulations” means the Amended and Restated Code of Regulations of Issuer.
          (xiii) “Commission” shall mean the United States Securities and Exchange Commission.
          (xiv) “Confidentiality Agreement” means that certain confidentiality agreement, dated as of February 9, 2009, between Purchaser and Issuer.
          (xv) “Consent” means any consent, approval, authorization, clearance, exception, waiver or similar affirmation by any Person required pursuant to any contract, Law, Order or Permit.
          (xvi) “Employees” means all employees of Issuer or any Subsidiary of Issuer.
          (xvii) “Environmental Law” means any and all statutes, codes, laws (including common law), ordinances, agency rules, regulations, and reporting or licensing requirements relating to pollution or protection of human health (with respect to exposure to Hazardous Materials) or the environment (including ambient air, surface water, ground water, land surface, or subsurface strata), or emissions, discharges, releases, or threatened releases of, or the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of, any Hazardous Material, including, (A) the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C. §§9601 et seq.; (B) the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act, as amended, 42 U.S.C. §§6901 et seq.; (C) the Emergency Planning and Community Right to Know Act (42 U.S.C. §§11001 et seq.); (D) the Clean Air Act (42 U.S.C. §§ 7401 et seq.); (E) the Clean Water Act (33 U.S.C. §1251 et seq.); (F) the Toxic Substances Control Act (15 U.S.C. §2601 et seq.); (G) the Hazardous Materials Transportation Act (49 U.S.C. §§ 5101 et seq.); (H) the Safe Drinking Water Act (41 U.S.C. §300f et seq.); (I) any state, county, municipal or local Laws similar or analogous to the federal Laws listed in parts (A)-(H) of this subparagraph, (J) any amendments to the Laws listed in parts (A)-(I) of this subparagraph, and (K) any Laws or Orders adopted pursuant to or implementing the Laws listed in parts (A)-(J) of this subparagraph.
          (xviii) “Environmental Permits” means Permits, Licenses, approvals, Consents, Orders, and authorizations which are required under Environmental Laws in connection with Issuer’s operations and business or the ownership, use, or lease of Issuer’s assets or properties.
          (xix) “EPA” means the United States Environmental Protection Agency.
          (xx) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

          (xxi) “Excluded Stock” means (i) shares of Common Stock, or options or other equity awards for shares of Common Stock, issued or issuable pursuant to equity compensation plans or arrangements for officers, directors and other Employees of Issuer, (ii) shares of Common Stock issued or issuable upon the conversion or exchange of any security of Issuer or its Subsidiaries convertible into or exchangeable for Common Stock outstanding on the date hereof, including, without limitation, upon conversion of Issuer’s convertible debt securities and operating partnership units, and (iii) shares of Common Stock issued in connection with any dividends declared on shares of Common Stock.
          (xxii) “Executive Officer” means, with respect to Issuer, any “officer” (as such term is defined in Rule 16a-1(f) under the Exchange Act) of Issuer.
          (xxiii) “Existing Holder” has the meaning ascribed to it in the Articles of Incorporation.
          (xxiv) “Existing Holder Limit” has the meaning ascribed to it in the Articles of Incorporation.
          (xxv) “Floor Price” means US$2.94.
          (xxvi) “GAAP” means generally accepted accounting principles as employed in the United States of America, applied consistently with prior periods and with Issuer’s historical practices and methods, provided that standards of materiality applicable to Issuer shall be employed without regard to standards of materiality used by Issuer in prior periods, and provided further, that Issuer’s historical practices and methods shall not be consistently applied to the extent they are not in accordance with GAAP.
          (xxvii) “Governmental Body” means any government or governmental entity or political subdivision thereof, whether federal, state, local or foreign, or any agency, instrumentality or authority thereof, or any court or arbitrator (public or private).
          (xxviii) “Hazardous Materials” means (A) any hazardous substance, hazardous material, hazardous waste, regulated substance, or toxic substance (as those terms are defined by any applicable Environmental Laws) and (B) any chemicals, pollutants, contaminants, petroleum, petroleum products, or oil, asbestos-containing materials and any polychlorinated biphenyls.
          (xxix) “HSR Act” means Section 7A of the Clayton Act, as added by Title II of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.
          (xxx) “Information” means information or documentation owned by Issuer which information may include, but is not necessarily limited to, financial data, business plans, personnel information (to the extent permitted under applicable Law), drawings, samples, devices, trade secrets, technical information, results of research and other data in either oral or written form; provided, however, that “Information” does not include information which (A) is or becomes generally available to the public other than as a result of a disclosure by Purchaser or its representatives, (B) was lawfully within Purchaser’s possession prior to its being furnished to Purchaser by or on behalf of Issuer, provided further that the source of such information was not known by Purchaser to be bound by a confidentiality agreement with or other contractual, legal or fiduciary obligation of confidentiality to Issuer or any other Person with respect to such information, or (C) is developed by Purchaser after initial disclosure by Issuer.
          (xxxi) “IRS” means the Internal Revenue Service of the United States of America.
          (xxxii) “Law” means any code, directive, law (including common law), ordinance, regulation, reporting or licensing requirement, rule, or statute, including those promulgated, interpreted, or enforced by any Governmental Body.
          (xxxiii) “Liability” means any direct or indirect, primary or secondary, liability, indebtedness, obligation, penalty, cost or expense (including costs of investigation, collection and defense), claim, deficiency, guaranty or endorsement of or by any Person (other than endorsements of notes, bills, checks, and drafts presented for collection or deposit in the Ordinary Course of Business) of any type, secured or unsecured whether accrued, absolute or contingent, direct or indirect, liquidated or unliquidated, matured or unmatured, known or unknown or otherwise.
          (xxxiv) “License” means any license, franchise, notice, permit, easement, right, certificate, authorization, or approval to which any Person is a party or that is or may be binding on any Person or its securities, property or business.
          (xxxv) “Lien” means any conditional sale agreement, default of title, easement, encroachment, encumbrance, hypothecation, lien, mortgage, pledge, reservation, restriction, right of way, security interest, title retention or other security arrangement, on, or with respect to any property or property interest.
          (xxxvi) “Litigation” means any suit, action, administrative or other audit (other than regular audits of financial statements by outside auditors), proceeding, arbitration, cause of action, charge, claim, complaint, compliance review, criminal prosecution, grievance inquiry, hearing, inspection, investigation (governmental or otherwise), before any Governmental Body.
          (xxxvii) “New Purchase Price” shall mean and be calculated as follows:
NPP = (P1) (Q1) + (P2) (Q2)
Q1 + Q2
where:
NPP = New Purchase Price
P1 = Floor Price

Q1 = number of shares of Common Stock outstanding and Stock Equivalents at the Closing Date, other than the Excluded Stock and issuances of Common Stock provided in Section 1.5
P2 = weighted average price per share received for the Aggregate Stock Issuances
Q2 = number of shares in the Aggregate Stock Issuances since the date of this Agreement
          (xxxviii) “Order” means any decree, injunction, judgment, order, ruling, writ, quasi-judicial decision or award or administrative decision or award of any federal, state, local, foreign or other court, arbitrator, mediator, tribunal, administrative agency or Governmental Body to which any Person is a party or that is or may be binding on any Person or its securities, assets or business.
          (xxxix) “Ordinary Course of Business” means the following: an action taken by a Person will be deemed to have been taken in the Ordinary Course of Business only if that action: (A) is consistent in nature, scope and magnitude with the past practices of such Person and is taken in the ordinary course of the normal, day-to-day operations of such Person; and (B) does not require authorization by the shareholders of such Person (or by any Person or group of Persons exercising similar authority).
          (xl) “Otto Family” means (i) Professor Werner Otto, his wife Maren Otto and/or all descendants of Professor Werner Otto, including without limitation Purchaser (illegitimate descendants only if they have obtained the status of a legitimate descendant by legitimation or adoption by Professor Werner Otto or one of his legitimate descendants, or if they are children of a female legitimate descendant of Professor Werner Otto); (ii) any trust or any family foundation which has exclusively been established in favor of one or several of the individuals named under (i) above; and (iii) any partnership, firm, corporation, association, trust, unincorporated organization, joint venture, limited liability company or other legal entity, in which the individuals or entities named under (i) and (ii) hold (either directly or indirectly) more than 50% of the voting rights or more than 50% of the equity capital of any such partnership, firm, corporation, association, trust, unincorporated organization, joint venture, limited liability company or other legal entity.
          (xli) “Ownership Limit” has the meaning ascribed to it in the Articles of Incorporation.
          (xlii) “Party” means any party hereto and “Parties” means all parties hereto.
          (xliii) “Permit” means any Governmental Body approval, authorization, certificate, easement, filing, franchise, license, notice, permit, or right to which any Person is a party or that is or may be binding upon or inure to the benefit of any Person or its securities, assets, or business.

          (xliv) “Person” means a natural person or any legal, commercial or governmental entity, such as, but not limited to, a corporation, general partnership, joint venture, limited partnership, limited liability company, limited liability partnership, trust, business association, group acting in concert, or any person acting in a representative capacity.
          (xlv) “Portfolio Properties” means the portfolio properties, including, without limitation, shopping centers, residential properties, office buildings and business centers (including, without limitation, centers owned through unconsolidated joint ventures and other than are otherwise consolidated by Issuer) and undeveloped land described in the Registration Statement and Prospectus as being owned by Issuer or its subsidiaries.
          (xlvi) “Related Person” means with respect to a particular individual: (A) each other member of such individual’s Family; (B) any Person that is directly or indirectly controlled by such individual or any one or more members of such individual’s Family; (C) any Person in which members of such individual’s Family hold (individually or in the aggregate) a Material Interest; and (D) any Person with respect to which one or more members of such individual’s Family serves as a director, officer, partner, executor or trustee (or in a similar capacity). With respect to a specified Person other than an individual: (aa) any Person that directly or indirectly controls, is directly or indirectly controlled by or is directly or indirectly under common control with such specified Person; (bb) any Person that holds a Material Interest in such specified Person; (cc) each Person that serves as a director, officer, partner, executor or trustee of such specified Person (or in a similar capacity); (dd) any Person in which such specified Person holds a Material Interest; and (ee) any Person with respect to which such specified Person serves as a general partner or a trustee (or in a similar capacity). For purposes of this definition, (I) “control” (including “controlling,” “controlled by,” and “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and shall be construed as such term is used in the rules promulgated under the Securities Act; (II) the “Family” of an individual includes (1) the individual, (2) the individual’s spouse, (3) any other natural person who is the parent, child, grandparent, grandchild or sibling of the individual or the individual’s spouse and (4) any other natural person who resides with such individual; and (III) “Material Interest” means direct or indirect beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of voting securities or other voting interests representing at least five percent (5%).
          (xlvii) “Securities Act” means the Securities Act of 1933, as amended.
          (xlviii) “Stock Equivalents” means any security, option, warrant, right or claim exercisable into, exchangeable for, or convertible into Common Stock, and if Issuer in any manner grants or issues Stock Equivalents, it shall be deemed to have issued the maximum number of shares of Common Stock such Stock Equivalents are exercisable or exchangeable for or convertible into and for a consideration equal to the consideration, if any, to be received by Issuer upon the issuance of the Stock Equivalents plus the minimum exercise or conversion price provided in such Stock Equivalents for the Common Stock covered thereby.
          (xlix) “Subsidiary” of a Person means any business entity of which the Person either (A) owns or controls 50% or more of the outstanding equity securities, either directly or indirectly, (provided there shall not be included any such entity the equity securities of which are owned or controlled in a fiduciary capacity), (B) in the case of partnerships, serves as a general partner, (C) in the case of a limited liability company, serves as a managing member, or (D) otherwise has the ability to elect a majority of the directors, trustees, managing members or others thereof.
          (l) “Tax” means any federal, state, county, local, or foreign tax, charge, fee, levy, impost, duty, or other assessment, including income, gross receipts, excise, employment, sales, use, transfer, recording, License, payroll, franchise, severance, documentary, stamp, occupation, windfall profits, environmental, federal highway use, commercial rent, customs duty, capital stock, paid-up capital, profits, withholding, Social Security, single business and unemployment, disability, real property, personal property, registration, ad valorem, value added, alternative or add-on minimum, estimated, or other tax or governmental fee of any kind whatsoever, imposed or required to be withheld by any Governmental Body, including any interest, penalties, and additions imposed thereon or with respect thereto, and including Liability for the taxes of any other Person under Treas. Reg. 1.1502-6 (or any similar provision of state, local, or foreign Law) as a transferee or successor, by contract, or otherwise.
          (li) “Tax Return” means any return (including any informational return) report, statement, schedule, notice, form or other document or information filed with or submitted to, or required to be filed with or submitted to any Taxing Authority in connection with the determination, assessment, collection or payment of any Tax or in connection with the administration, implementation or enforcement of compliance with any legal requirement relating to any Tax.
          (lii) “Taxing Authority” means the IRS and any other federal, state, local or foreign Governmental Body responsible for the administration of any Tax.
          (liii) “Third Party” means any Person other than a Party.
          (liv) “Undisclosed Liabilities” means any Liability that is not fully reflected or reserved against in Issuer’s financial statements.
11.2 Fees and Expenses.
     (a) Except as otherwise specifically provided below or elsewhere in this Agreement, regardless of whether the transactions contemplated by this Agreement are consummated, Issuer and Purchaser each shall pay their respective fees and expenses in connection with the transactions contemplated by this Agreement, including, without limitation, attorneys’ fees in connection with the notification and report form required by the HSR Act.

     (b) Issuer on the one hand, and Purchaser, on the other, shall each pay one-half of the fee payable to the FTC with respect to the notification and report form required by the HSR Act.
     (c) If the condition described in Section 7.10 does not occur by June 30, 2009, Issuer shall reimburse Purchaser for all of Purchaser’s reasonable out-of-pocket expenses related to the transactions contemplated by this Agreement.
11.3 Notices.
     All notices, requests, demands, and other communications hereunder shall be in writing (which shall include communications by e-mail) and shall be delivered (a) in person or by courier or overnight service, or (b) by e-mail with a copy delivered as provided in clause (a), as follows:
          If to Issuer:
3300 Enterprise Parkway
Beachwood, Ohio 44122
Attention: Chief Executive Officer
Telephone: (216) 755-5500
E-mail: SWolstein@ddr.com
          with a copy (which shall not constitute notice) to:
3300 Enterprise Parkway
Beachwood, Ohio 44122
Attention: General Counsel
Telephone: (216) 755-5500
E-mail: DWeiss@ddr.com
Jones Day
North Point
901 Lakeside Avenue
Cleveland, Ohio 44114
Attention: Michael J. Solecki
Telephone: (216) 586-7103
E-mail: mjsolecki@jonesday.com
          If to Purchaser:
KG CURA Vermögensverwaltung G.m.b.H. & Co.
Wandsbeker Str. 3-7
D-22179 Hamburg
Germany
Attention: Mr. Wilhelm
Telephone: 0049 40 6461 1286

E-mail: wilhelm@kgcura.de
          with a copy (which shall not constitute notice) to:
Alston & Bird LLP
90 Park Avenue
New York, NY 10016
Attention: Mark F. McElreath
Telephone: (212) 210-9595
E-mail: mark.mcelreath@alston.com
or to such other address as the parties hereto may designate in writing to the other in accordance with this Section 11.3. Any Party may change the address to which notices are to be sent by giving written notice of such change of address to the other parties in the manner above provided for giving notice. If delivered personally or by courier, the date on which the notice, request, instruction or document is delivered shall be the date on which such delivery is made and if delivered by e-mail transmission or mail as aforesaid, the date on which such notice, request, instruction or document is received shall be the date of delivery.
11.4 Assignment
     Any assignment under this Agreement by any of the Parties hereto shall be void, invalid and of no effect without the written consent of the other Party; provided, however, that Purchaser may assign its rights under this Agreement, in whole or in part, to any Person who is a member of the Otto Family so long as the assignee(s) agree to be bound in writing by the terms and conditions of this Agreement; provided, further, that any such assignment shall not release, or be construed to release, Purchaser from its duties and obligations under this Agreement. If any assignee breaches its obligations to purchase the Purchased Shares, Purchaser shall remain obligated to purchase the Purchased Shares and shall be liable for any breaches of any assignees obligations hereunder.
11.5 No Benefit to Others.
     The representations, warranties, covenants, and agreements contained in this Agreement are for the sole benefit of the Parties hereto and their respective heirs, executors, administrators, legal representatives, successors and assigns, and they shall not be construed as conferring any Third Party beneficiary or any other rights on any other Persons.
11.6 Headings and Gender; Construction; Interpretation.
     (a) The table of contents and the captions and section headings contained in this Agreement are for convenience of reference only, do not form a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement. All references in this Agreement to “Section” or “Article” shall be deemed to be references to a Section or Article of this Agreement.

     (b) Words used herein, regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine, or neuter, as the context requires. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed followed by the words “without limitation.”
     (c) Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against Purchaser or Issuer, whether under any rule of construction or otherwise. No Party to this Agreement shall be considered the draftsman. On the contrary, this Agreement has been reviewed, negotiated and accepted by all Parties and their attorneys and shall be construed and interpreted according to the ordinary meaning of the words so as fairly to accomplish the purposes and intentions of all the Parties.
11.7 Counterparts.
     This Agreement may be executed in two (2) or more counterparts, all of which shall be considered one and the same Agreement, and shall become effective when one counterpart has been signed by each Party and delivered to the other Party hereto.
11.8 Integration of Agreement.
     (a) This Agreement and the exhibits and the other agreements contemplated by this Agreement, including the Confidentiality Agreement, constitutes the entire agreement between the Parties relating to the subject matter hereof and supersede all prior agreements, oral and written, between the Parties with respect to the subject matter hereof, including that certain Term Sheet Memorandum between the Parties dated January 14, 2009.
     (b) Neither this Agreement, nor any provision hereof, may be changed, waived, discharged, supplemented, or terminated orally, but only by an agreement in writing signed by the Party against which the enforcement of such change, waiver, discharge or termination is sought. The failure or delay of any Party at any time or times to require performance of any provision of this Agreement shall in no manner affect its right to enforce that provision. No single or partial waiver by any Party of any condition of this Agreement, or the breach of any term of this Agreement or the inaccuracy or warranty of this Agreement, whether by conduct or otherwise, in any one or more instances shall be construed or deemed to be a further or continuing waiver of any such condition, breach or inaccuracy or a waiver of any other condition, breach or inaccuracy.
11.9 Waiver.
     The rights and remedies of the Parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any Party in exercising any right, power, or privilege under this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power or privilege will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power, privilege. To the maximum extent permitted by applicable Law,

(a) no claim or right arising out of this Agreement can be discharged by one Party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other Party; (b) no waiver that may be given by a Party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one Party will be deemed to be a waiver of any obligation of such Party or of the right of the Party giving such notice or demand to take further action without notice or demand as provided in this Agreement.
11.10 Time of Essence.
     Time is of the essence in this Agreement.
11.11 Governing Law.
     Regardless of any conflict of law or choice of law principles that might otherwise apply, the Parties agree that this Agreement shall be governed by and construed in all respects in accordance with the Laws of the State of New York. The Parties agree and acknowledge that the State of New York has a reasonable relationship to the Parties and/or this Agreement. As to any dispute or Litigation arising out of or relating in any way to this Agreement or the transaction at issue in this Agreement, the Parties hereby agree and consent to be subject to the jurisdiction of the United States District Court for the Southern District of New York. If jurisdiction is not present in federal court, then the Parties hereby agree and consent to the jurisdiction of the state courts of New York County, New York. Each Party hereby irrevocably waives, to the fullest extent permitted by Law, (a) any objection that it may now or hereafter have to laying venue of any Litigation brought in such court, (b) any claim that any Litigation brought in such court has been brought in an inconvenient forum, and (c) any defense that it may now or hereafter have based on lack of personal jurisdiction in such forum.
11.12 Partial Invalidity.
     Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable Law, but in case any one or more of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal, or unenforceable provision or provisions had never been contained herein unless the deletion of such provision or provisions would result in such a material change as to cause completion of the transactions contemplated hereby to be unreasonable. To the extent the deemed deletion of the invalid, illegal or unenforceable provision or provisions is reasonably likely to have a material adverse effect on the ability of the Parties to consummate the transactions contemplated by this Agreement, the Parties shall endeavor in good faith to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as practicable to that of the invalid, illegal or unenforceable provisions.

11.13 Survival.
     The representations, warranties, covenants and agreements made in this Agreement and the condition in Section 7.20 of this Agreement shall survive any investigation made by any party hereto and the closing of the transactions contemplated hereby.
11.14 Specific Enforcement.
     The Parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. The Parties accordingly agree that the Parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which they are entitled at law or in equity.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

DEVELOPERS DIVERSIFIED REALTY CORPORATION

By:	/s/ Scott A. Wolstein

Name:	Scott A. Wolstein
Title:	Chairman and Chief Executive Officer

MR. ALEXANDER OTTO

/s/ Alexander Otto

EXHIBIT A
COMMON SHARE PURCHASE WARRANT
To Purchase 5,000,000 Common Shares of
Developers Diversified Realty Corporation
     THIS COMMON SHARE PURCHASE WARRANT CERTIFIES that, for value received, Mr. Alexander Otto or his permitted transferees, assigns and successors (the “Holder”), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after April [     ], 20091 (the “Issue Date”) and on or prior to the close of business on the 5th anniversary of the Issue Date (the “Termination Date”) but not thereafter, to subscribe for and purchase from Developers Diversified Realty Corporation, an Ohio corporation (the “Company”), up to 5,000,000 common shares (the “Warrant Shares”), par value $ 0.10 per share, of the Company (the “Common Stock”). The purchase price of one share of Common Stock (the “Exercise Price”) under this Warrant shall be $6.00, subject to adjustment herein. The Exercise Price and the number of Warrant Shares for which the Warrant is exercisable shall be subject to adjustment as provided herein.
     Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Stock Purchase Agreement (the “Purchase Agreement”), dated February 23, 2009, between the Company and the Holder. All references herein to “dollars” or “$” are to United States dollars.
1. Authorization of Warrant Shares. The Company covenants that all Warrant Shares which may be issued upon exercise of the purchase rights represented by this Warrant will, upon exercise, be duly authorized, validly issued, fully paid and non-assessable, free and clear of any Liens (other than those imposed by the Articles of Incorporation of the Company and federal and state securities Laws).
2. Exercise of Warrant.
     (a) Exercise of the purchase rights represented by this Warrant, in whole or in part, may be made at any time or times on or after the Issue Date and on or before the Termination Date by the surrender of this Warrant and the Notice of Exercise form annexed hereto duly executed, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company) and upon payment of the Exercise Price of the Warrant Shares being purchased upon such exercise, or by means of a cashless exercise pursuant to Section 2(d), the Company shall deliver the number of Warrant Shares so purchased in book-entry form to the brokerage account designated by the

[1]	Date will be the First Closing Date or the Non-Tranche Closing Date (whichever occurs under the Purchase Agreement).

Holder in the Notice of Exercise form annexed hereto, and the Holder shall be entitled to receive from the Company shares of Common Stock representing the number of Warrant Shares so purchased. Common Stock for shares purchased hereunder shall be delivered to the Holder within three trading days after the date on which this Warrant shall have been exercised as aforesaid. This Warrant shall be deemed to have been exercised and such Warrant Shares shall be deemed to have been issued, and the Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such Common Stock for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price (or by means of a cashless exercise pursuant to Section 2(d)) and all taxes required to be paid by the Holder, if any, pursuant to Section 4 prior to the issuance of such Common Stock, have been paid (each exercise date, a “Warrant Exercise Date”), provided that the Holder shall have delivered the Company a completed Notice of Exercise that designates a brokerage account to which the Holder desires to have any purchased Warrant Shares delivered.
     (b) If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the Common Stock representing Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.
     (c) If the Company fails to deliver to the Holder the Common Stock representing the Warrant Shares pursuant to this Section 2 by the close of business on the third trading day after exercise hereof, then the Holder will have the right to rescind such exercise. In addition to any other rights available to the Holder, if the Company fails to deliver to the Holder the Common Stock representing the purchased Warrant Shares pursuant to this Section 2 by the close of business on the third trading day after exercise hereof, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) Common Stock to deliver in satisfaction of a sale by the Holder of Common Stock representing the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall (1) pay in cash to the Holder the amount by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of shares of Common Stock that the Company was required to deliver to the Holder in connection with the exercise at issue multiplied by (B) the price at which the sell order giving rise to the Holder’s purchase obligation was executed, and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In, together with applicable

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confirmations and other evidence reasonably requested by the Company. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver the Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.
     (d) At any time after the Issue Date, this Warrant may also be exercised at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:
(A)	=	the average of the closing prices of the Common Stock on the five consecutive trading days immediately preceding the date of such election;

(B)	=	the Exercise Price of the Warrant, as adjusted; and

(X)	=	the number of Warrant Shares issuable upon exercise of this Warrant in accordance with the terms of this Warrant.
3. No Fractional Shares or Scrip. No fractional shares of Common stock or scrip representing fractional shares of Common Stock shall be issued upon the exercise of this Warrant. As to any fraction of a share of Common Stock which the Holder would otherwise be entitled to purchase upon such exercise of the Warrant, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price.
4. Charges, Taxes and Expenses. Issuance of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event Common Stock for Warrant Shares is to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly exercised by the Holder; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.
5. Further Actions by Company. The Company will not close its shareholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof. The Company shall provide reasonable assistance and cooperation to the Holder if required to make any governmental filings or obtain any governmental approvals prior to or in connection with any exercise of the Warrant.

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6. Transfer, Division and Combination.
     (a) Subject to compliance with any applicable securities laws and the conditions set forth in Section 6(e) hereof, this Warrant and all rights hereunder are transferable, in whole or in part, to a member of the Otto Family or, if outside of the Otto Family, to any other Person provided such transfer would not cause such Person to exceed the Ownership Limit (as defined in the Second Amended and Restated Articles of Incorporation of the Company), upon surrender of this Warrant at the office of the Company, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.
     (b) This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 6(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.
     (c) The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this Section 6.
     (d) The Company agrees to maintain, at its aforesaid office, books for the registration and the registration of transfer of the Warrants.
     (e) If, at the time of surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer that the Holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws.

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7. No Rights as Shareholder until Exercise. This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof.
8. Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond) and any transfer agent appointed by the Company for the Warrant, and upon surrender and cancellation of such Warrant, if mutilated, the Company at its expense will make and deliver a new Warrant of like tenor dated as of such cancellation, in lieu of such Warrant.
9. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or expiration of any right required or granted herein, or if the Termination Date, shall be a Saturday, Sunday or a legal holiday, such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.
10. Adjustments of Warrant Shares Due to Issuances of Common Stock or Stock Equivalents.
     (a) At each Warrant Exercise Date, the Company will calculate a potential adjustment to the Exercise Price for the Warrant Shares then being exercised by (i) calculating the aggregate number of outstanding shares of Common Stock issued and sold by the Company, including Stock Dividends (as defined below) and outstanding Stock Equivalents (as defined below) deemed to have been issued and sold by the Company (but not including the Excluded Stock (as defined below) or other issuances of Common Stock provided in Section 11 below) that have occurred from and after the Issue Date to and including the Warrant Exercise Date (collectively, the “Aggregate Stock Issuances”), (ii) calculating the weighted average price per share for the Aggregate Stock Issuances and (iii) calculating a potential New Exercise Price determined in accordance with the following formula:
NEP = (P1) (Q1) + (P2) (Q2)
Q1 + Q2
where:
NEP = New Exercise Price.
P1 =    Exercise Price
Q1	=	Number of shares of Common Stock outstanding and Stock Equivalents deemed to be outstanding in accordance with Section 10(c), at the Issue Date, other than the Excluded Shares

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P2	=	weighted average price per share received for the Aggregate Stock Issuances

Q2	=	Number of shares in the Aggregate Stock Issuances
     (b) If the New Exercise Price, calculated in accordance with the above formula, is less than $6.00, then the Exercise Price shall be reduced to such New Exercise Price for purposes of the exercise of the Warrants on the Warrant Exercise Date. If the New Exercise Price is greater than $6.00, then the Exercise Price shall not be adjusted but shall remain at $6.00. After each partial exercise of the Warrant, the Exercise Price shall be reset at the Exercise Price of $6.00 and then, upon each future exercise of the Warrant, the above calculation shall be made to determine if any adjustment to the Exercise Price shall then be necessary at such future Warrant Exercise Date.
     (c) “Stock Dividends” for purposes of the above the calculation means the aggregate shares of Common Stock issued to Company shareholders from a regularly quarterly dividend declared by the Company that is payable to the shareholders in both Common Stock and cash.
     (d) “Excluded Stock” means (i) shares of Common Stock, or options or other equity awards for shares of Common Stock, issued or issuable pursuant to equity compensation plans or arrangements for officers, directors and other employees of the Company, (ii) shares of Common Stock issued or issuable upon the conversion or exchange of any security of the Company or its subsidiaries convertible into or exchangeable for Common Stock outstanding on the Issue Date, including, without limitation, upon conversion of the Company’s convertible debt securities and operating partnership units, (iii) the Purchased Shares purchased by the Holder under the Purchase Agreement and (iv) the Warrant Shares purchased under this Warrant or under the second Warrant granted by the Company to Holder under the Purchase Agreement.
     (e) If the Company in any manner grants or issues Stock Equivalents (as defined below), it shall be deemed to have issued the maximum number of shares of Common Stock such Stock Equivalents are exercisable or exchangeable for or convertible into and for a consideration equal to the consideration, if any, received by the Company upon the issuance of the Stock Equivalents plus the minimum exercise or conversion price provided in such Stock Equivalents for the Common Stock covered thereby. For purposes of determining each calculation of P2 and Q2 above, Aggregate Stock Issuances that take into account prices per share and number of shares of Common Stock underlying Stock Equivalents will not also include the prices per share and number of shares of Common Stock upon actual issue of the Common Stock underlying such Stock Equivalents or upon exercise of any rights under such Stock Equivalents. “Stock Equivalents” means

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any security, option, warrant, right or claim exercisable into, exchangeable for, or convertible into Common Stock.
     (f) If the Company takes a record of the holders of shares of Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Stock Equivalents or (ii) to subscribe for or purchase Stock Equivalents, then such record date shall be deemed to be the date of the issue or sale of the Stock Equivalents deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may.
11. Adjustments of Exercise Price Upon Events Regarding Common Stock. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following. In case the Company shall (i) pay a dividend payable solely in Common Stock or make a distribution solely in Common Stock to all holders of its outstanding Common Stock, (ii) subdivide its outstanding Common Stock into a greater number of shares, (iii) combine its outstanding Common Stock into a smaller number of Shares or (iv) issue any securities in a reclassification of the Common Stock, then, in each such event, the Exercise Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Exercise Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock immediately after such event, and the product so obtained shall thereafter be the Exercise Price then in effect. The Exercise Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described in this Section 11. The number of shares of Common Stock that the Holder shall thereafter, upon exercise of the Warrant, be entitled to receive shall be adjusted to a number determined by multiplying the number of shares of Common Stock that would otherwise (but for the provisions of this Section 11) be issuable on such exercise by a fraction of which (a) the numerator is the Exercise Price that would otherwise (but for the provisions of this Section 11) be in effect and (b) the denominator is the Exercise Price in effect on the date of such exercise (taking into account the provisions of this Section 11).
An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.
12. Reclassification, Merger, Consolidation or Disposition of Assets. In case the Company shall reclassify its Common Stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where the Company’s shareholders immediately prior to the consummation of such consolidation or merger do not hold at least a majority of the voting power of the surviving corporation), or sell, transfer or otherwise dispose of all or substantially all its assets to another corporation and, pursuant to the terms of such reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation or any cash, shares of stock or other securities or property of any nature whatsoever

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(including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation (“Other Property”), are to be received by or distributed to the holders of the Common Stock of the Company, then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the number of shares of common stock of the successor or acquiring corporation and Other Property receivable upon or as a result of such reclassification, merger, consolidation or disposition of assets as may be issued and payable with respect to or in exchange for the number of shares of Common Stock immediately acquirable upon such exercise of this Warrant. The successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and take all appropriate action in order to provide for adjustments of Warrant Shares for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 12. For purposes of this Section 12, “common stock of the successor or acquiring corporation” shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 12 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.
13. Notice of Adjustment. Whenever the number of Warrant Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall give notice thereof to the Holder, which notice shall state the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares (and other securities or property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.
14. Authorized Shares. The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the trading market upon which the Common Stock may be listed.
     Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including without limitation, amending its organizational or governing documents or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, intentionally avoid or seek to avoid the observance or performance of any of the express terms of this

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Warrant, but will at all times in good faith assist in the carrying out of all such terms. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any Warrant Shares above the amount payable therefore upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant, and (c) obtain any necessary authorization, exemption or consent from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.
     Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.
15. Miscellaneous.
     (a) Jurisdiction. This Warrant shall constitute a contract under the laws of the State of New York, without regard to its conflict of law provisions, principals or rules.
     (b) Nonwaiver. No course of dealing or any delay or failure to exercise any right hereunder on the part of the Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies, notwithstanding all rights hereunder terminate on the Termination Date.
     (c) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement; provided that upon any permitted assignment of this Warrant, the assignee shall promptly provide the Company with its contact information.
     (d) Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant or purchase Warrant Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any shares of Common Stock or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.
     (e) Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the

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defense in any action for specific performance that a remedy at law would be adequate.
     (f) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of the Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.
     (g) Amendment; Waiver. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.
     (h) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.
     (i) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.
[signature on following page]

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     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated: , 2009	DEVELOPERS DIVERSIFIED REALTY CORPORATION
By:
Name:
Title:

11

NOTICE OF EXERCISE
To: Developers Diversified Realty Corporation
     (1) The undersigned hereby elects to purchase                       Warrant Shares of Developers Diversified Realty Corporation pursuant to the terms of the attached Warrant, and tenders herewith payment of the Exercise Price in full.
     (2) Please issue Common Stock representing said Warrant Shares in the name of the undersigned or in such other name as specified below:

     (3) Mark all that apply:
     ☐ Cash Payment [Payment enclosed in the amount of $                    .]
     ☐ Cashless Exercise [Number of Warrant Shares exercised:                     .]
     (4) The Common Stock should be delivered to the following brokerage account:

PURCHASER:

By:

Name:
Title:

12

ASSIGNMENT FORM
(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to exercise the Warrant).
     FOR VALUE RECEIVED,                                           hereby sells, assigns, and transfers all of the rights of the undersigned under the attached Warrant with respect to the Warrant Shares covered thereby set forth below, unto:

Name:

Address:

Number of Warrant Shares assigned:
Dated:                                         ,

Holder’s Signature:

Holder’s Address:

Signature Guaranteed:
NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

13

EXHIBIT B
Amendment to the Articles of Incorporation
     The Articles shall be amended by:
     1. Deleting the definition of “Initial Public Offering,” “Existing Holder” and “Existing Holder Limit” from subsection (a) to the Article thereof numbered “ARTICLE FOURTH,” Division B, Section 4 and either adding or replacing, as applicable, the following definitions.
     “Effective Date” shall mean                                         , 2009.
     “Exempt Holder” shall mean, collectively, (i) Professor Werner Otto, his wife Maren Otto and/or all descendants of Professor Werner Otto (illegitimate descendants only if they have obtained the status of a legitimate descendant by legitimation or adoption by Professor Werner Otto or one of his legitimate descendants, or if they are children of a female legitimate descendant of Professor Werner Otto), (ii) any trust or any family foundation that has exclusively been established in favor of one or several of the individuals named under (i) above, and (iii) any partnership, firm, corporation, association, trust, unincorporated organization, joint venture, limited liability company or other legal entity, in which the individuals or entities named under (i) and (ii) hold (either directly or indirectly) more than 50% of the voting rights or more than 50% of the equity capital of such any such partnership, firm, corporation, association, trust, unincorporated organization, joint venture, limited liability company or other legal entity.
     “Exempt Holder Limit” shall initially mean 29.8% of the outstanding Common Shares of the Corporation, and after any adjustment pursuant to Section (4)(i)(i) of this Division B of this Article FOURTH, shall mean such percentage of the outstanding Common Shares as so adjusted.
     “Existing Holder” shall mean, collectively, Iris Wolstein and/or all descendants of Iris Wolstein, including, without limitation, Scott A. Wolstein, (ii) any trust or any family foundation that has exclusively been established in favor of one or several of the individuals named under (i) above, and (iii) any partnership, firm, corporation, association, trust, unincorporated organization, joint venture, limited liability company or other legal entity, in which the individuals or entities named under (i) and (ii) hold (either directly or indirectly) more than 50% of the voting rights as well as more than 50% of the equity capital of such any such partnership, firm, corporation, association, trust, unincorporated organization, joint venture, limited liability company or other legal entity.

     “Existing Holder Limit” shall initially mean 5.1% of the outstanding Common Shares of the Corporation, and after any adjustment pursuant to Section 4(i)(ii) of this Division B of this Article FOURTH, shall mean such percentage of the outstanding Common Shares as so adjusted.
     “Non-U.S. Person” shall mean a Person other than a U.S. Person.
     “Ownership Limit” shall initially mean 5.0% of the outstanding Common Shares of the Corporation, and after any adjustment pursuant to Section (4)(j) of this Division B of this Article FOURTH, shall mean such percentage of the outstanding Common Shares as so adjusted.
     “REIT” shall mean a real estate investment trust within the meaning of Section 856 of the Code.
     “U.S. Person” shall mean (i) a citizen or resident of the United States, (ii) a partnership created or organized in the United States or under the laws of the United States or any state therein (including the District of Columbia), (iii) a corporation created or organized in the United States or under the laws of the United States or any state therein (including the District of Columbia), and (iv) any estate or trust (other than a foreign estate or foreign trust, within the meaning of Section 7701(a)(31) of the Code).
               2. Deleting subsection (b) from the Article thereof numbered “ARTICLE FOURTH,” Division B, Section 4 and replacing it in its entirety, as follows:
    (b) Restrictions on Transfers.
     (i) Except as provided in Section 4(l) of this Division B of this Article FOURTH, (A) no Person (other than the Exempt Holder and the Existing Holder) shall Beneficially Own Common Shares in excess of the Ownership Limit, (B) the Exempt Holder shall not Beneficially Own Common Shares in excess of the Exempt Holder Limit and (C) the Existing Holder shall not Beneficially Own Common Shares in excess of the Existing Holder Limit.
     (ii) Except as provided in Section 4(l) of this Division B of this Article FOURTH, any Transfer that, if

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effective, would result in any Person (other than the Exempt Holder or the Existing Holder) Beneficially Owning Common Shares in excess of the Ownership Limit shall be void ab initio as to the Transfer of such Common Shares which would be otherwise Beneficially Owned by such Person in excess of the Ownership Limit, and the intended transferee shall acquire no rights in such Common Shares.
     (iii) Except as provided in Section 4(l) of this Division B of this Article FOURTH, any Transfer that, if effective, would result in the Exempt Holder Beneficially Owning Common Shares in excess of the Exempt Holder Limit shall be void ab initio as to the Transfer of such Common Shares which would be otherwise Beneficially Owned by the Exempt Holder in excess of the Exempt Holder Limit, and the Exempt Holder shall acquire no rights in such Common Shares.
     (iv) Except as provided in Section 4(l) of this Division B of this Article FOURTH, any Transfer that, if effective, would result in the Existing Holder Beneficially Owning Common Shares in excess of the Existing Holder Limit shall be void ab initio as to the Transfer of such Common Shares which would be otherwise Beneficially Owned by the Existing Holder in excess of the Existing Holder Limit, and the Existing Holder shall acquire no rights in such Common Shares.
     (v) Except as provided in Section 4(l) of this Division B of this Article FOURTH, any Transfer that, if effective, would result in any Person Constructively Owning Common Shares in excess of the Related Party Limit shall be void ab initio as to the Transfer of such Common Shares which would be otherwise Constructively Owned by such Person in excess of such amount, and the intended transferee shall acquire no rights in such Common Shares.
     (vi) Except as provided in Section 4(l) of this Division B of this Article FOURTH, any Transfer that, if effective, would result in the Common Shares being beneficially owned by less than 100 Persons (determined without reference to any rules of attribution) shall be void ab initio as to the Transfer of such Common Shares which would be otherwise beneficially owned by the transferee, and the intended transferee shall acquire no rights in such Common Shares.

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     (vii) Any Transfer that, if effective, would result in the Corporation being “closely held” within the meaning of Section 856(h) of the Code shall be void ab initio as to the Transfer of the Common Shares which would cause the Corporation to be “closely held” within the meaning of Section 856(h) of the Code, and the intended transferee shall acquire no rights in such Common Shares.
     (viii) No Person shall acquire Beneficial Ownership of any Common Shares after the Effective Date if, as a result of such acquisition of Beneficial Ownership, the fair market value of the Common Shares owned directly and indirectly by Non-U.S. Persons for purposes of Section 897(h)(4)(B) of the Code would comprise 49% or more of the fair market value of the issued and outstanding Common Shares.
            3. Deleting subsection (f) from the Article thereof numbered “ARTICLE FOURTH,” Division B, Section 4 and replacing it in its entirety, as follows:
     (f) Owners Required to Provide Information.
     (i) Every Beneficial Owner of more than 5.0% (or such other percentage provided in the regulations promulgated pursuant to the Code) of the outstanding Common Shares of the Corporation shall, within 30 days after January 1 of each year, give written notice to the Corporation stating the name and address of such Beneficial Owner, the number of shares Beneficially Owned, and description of how such shares are held. Each such Beneficial Owner shall provide to the Corporation such additional information as the Corporation may request in order to determine the effect, if any, of such Beneficial Ownership on the Corporation’s status as a REIT.
     (ii) Each Person who is a Beneficial Owner or Constructive Owner of Common Shares and each Person (including the shareholder of record) who is holding Common Shares for a Beneficial Owner or Constructive Owner shall provide to the Corporation such information that the Corporation may request, in good faith, in order to determine the Corporation’s status as a REIT.

4

     (iii) Each Person who is a Beneficial or Constructive Owner of Common Shares and each Person (including the shareholder of record) who is holding Common Shares for a Beneficial or Constructive Owner shall provide to the Corporation such information as the Corporation may require, in good faith, in order to determine the Trust’s status as a REIT or a “domestically controlled qualified investment entity” (within the meaning of Section 897(h)(4)(B) of the Code) and to comply with the requirements of any taxing authority or to determine such compliance.
             4. Deleting subsections (i), (j) and (k) from the Article thereof numbered “ARTICLE FOURTH,” Division B, Section 4 and replacing them in their entirety, as follows:
     (i) Modification of Exempt Holder Limit and Existing Holder Limit.
(i) Subject to the limitations provided in Section 4(k) of this Division B of this Article FOURTH, the Board of Directors may reduce the Exempt Holder Limit if: (A) based on the annual written notice delivered to the Corporation pursuant to Section 4(f)(i) of this Division B of this Article FOURTH, the Beneficial Ownership of the Exempt Holder is less than 17.5% of the outstanding Common Shares, then the Board of Directors may reduce the Exempt Holder Limit to 17.5%; (B) based on the annual written notice delivered to the Corporation pursuant to Section 4(f)(i) of this Division B of this Article FOURTH, the Beneficial Ownership of the Exempt Holder is 7.5% or less of the outstanding Common Shares, then the Board of Directors may reduce the Exempt Holder Limit to 7.5%; or (C) after the Exempt Holder Limit has been reduced to 7.5%, the Board of Directors may further reduce the Exempt Holder Limit to reflect the Beneficial Ownership of the Exempt Holder as set forth on the annual written notice delivered to the Corporation pursuant to Section 4(f)(i) of this Division B of this Article FOURTH.
(ii) Subject to the limitations provided in Section 4(k) of this Division B of this Article FOURTH, the Board of Directors may increase the Existing Holder Limit if the Board of Directors

5

reduces the Exempt Holder Limit pursuant to Section 4(i)(i) of this Division B of this Article FOURTH.
(j) Modification of Ownership Limit. Subject to the limitations provided in Section 4(k) of this Division B of this Article FOURTH, the Board of Directors may from time to time increase the Ownership Limit.
     (k) Limitations on Modifications. Notwithstanding any other provision of this Division B of this Article FOURTH:
     (i) Neither the Ownership Limit nor the Existing Holder Limit may be increased if, after giving effect to such increase, five Beneficial Owners of Common Shares (including the Exempt Holder and the Existing Holder) could Beneficially Own, in the aggregate, more than 49.9% of the outstanding Common Shares.
     (ii) Prior to the modification of any Exempt Holder Limit, Existing Holder Limit or Ownership Limit pursuant to Section 4(i) or Section 4(j) of this Division B of this Article FOURTH, the Board of Directors of the Corporation may require such opinions of counsel, affidavits, undertakings or agreements as it may deem necessary or advisable in order to determine or ensure the Corporation’s status as a REIT.
     (iii) The Exempt Holder Limit shall not be reduced to a percentage which is less than the Ownership Limit.
     (iv) The Related Party Limit may not be increased to a percentage which is greater than 9.8%.
            5. Deleting subsection (l) from the Article thereof numbered “ARTICLE FOURTH,” Division B, Section 4 and replacing it in its entirety, as follows:
     (l) Exceptions.
     (i) The Board of Directors, with a ruling from the Internal Revenue Service or an opinion of counsel, may exempt a Person from the Ownership Limit, the Exempt Holder Limit or the Existing Holder Limit, as the case may be, if such Person is not an individual for purposes of Section 542(a)(2) of the Code and the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that no

6

individual’s Beneficial Ownership of such Common Shares will violate the Ownership Limit, the Exempt Holder Limit or the Existing Holder Limit, as the case may be, and agrees that any violation or attempted violation will result in such Common Shares in excess of the Ownership Limit, the Exempt Holder Limit or the Existing Holder Limit, as applicable, being deemed to be Excess Shares and subject to repurchase by the Corporation as set forth in Section 4(d) of this Division B of this Article FOURTH.
     (ii) The Board of Directors, with a ruling from the Internal Revenue Service or an opinion of counsel, may exempt a Person from the limitation on such Person Constructively Owning Common Shares in excess of the Related Party Limit if such Person does not own and represents that it will not own, directly or constructively (by virtue of the application of Section 318 of the Code, as modified by Section 856(d)(5) of the Code), more than a 9.9% interest (as set forth in Section 8 56(d)(2)(B) in a tenant of any real property owned or leased by the Corporation, and the Corporation obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact and agrees that any violation or attempted violation will result in such Common Shares in excess of 9.8% being deemed to be Excess Shares and subject to repurchase by the Corporation as set forth in Section 4(d) of this Division B of this Article FOURTH.
     (iii) The Board of Directors may exempt the Exempt Holder, and any Person who would Constructively Own Common Shares Constructively Owned by the Exempt Holder, from the limitation on the Exempt Holder (or such other Person who would Constructively Own Common Shares Constructively Owned by the Exempt Holder) Constructively Owning Common Shares in excess of the Related Party Limit in its sole discretion based on the facts and circumstances existing at the time of such proposed exemption and the information provided by the Exempt Holder, including, without limitation, information regarding a tenant of any real property owned or leased by the Corporation, of which tenant the Exempt Holder (or such other Person who would Constructively Own Common Shares Constructively Owned by the Exempt Holder) owns, directly or constructively (by virtue of the application of Section 318 of the Code, as modified by Section 856(d)(5) of the Code), more than a 9.9% interest

7

(as set forth in Section  856(d)(2)(B) of the Code). As a condition to the granting of any such exemption, the Corporation may require that the Exempt Holder provide representations and undertakings as are reasonably necessary to ascertain information regarding the ownership by the Exempt Holder (or such other Person who would Constructively Own Common Shares Constructively Owned by the Exempt Holder) of any interest in a tenant of any real property owned or leased by the Corporation and may impose conditions upon any such exemption as the Board of Directors deems necessary or advisable in order to determine or ensure the Corporation’s status as a REIT, including that any exemption may terminate upon any violation or attempted violation of any such representations, undertakings, conditions or other terms of any agreement between the Company and the Exempt Holder. If, upon any termination of an exemption granted under this Section  4(l)(iii) of this Division B of this Article FOURTH, the Exempt Holder (or such other Person who would Constructively Own Common Shares Constructively Owned by the Exempt Holder) would Constructively Own Common Shares in excess of the Related Party Limit, then the number of Common Shares actually owned by the Exempt Holder (and such other Person who would Constructively Own Common Shares Constructively Owned by the Exempt Holder) in excess of the Related Party Limit will be being deemed to be Excess Shares and subject to repurchase by the Corporation as set forth in Section 4(d) of this Division B of this Article FOURTH such that the Exempt Holder (and such other Person who would Constructively Own Common Shares Constructively Owned by the Exempt Holder) will not Constructively Own Common Shares in excess of the Related Party Limit.
     (iv) The Exempt Holder will not be deemed to have violated the Exempt Holder Limit if the Exempt Holder’s Beneficial Ownership in excess of the Exempt Holder Limit is solely the result of (A) a stock dividend, stock split or similar transaction effected by the Corporation in which all holders of Common Shares are treated equally or (B) a reduction in the number of Common Shares outstanding, unless and until, in case of either clause (A) or (B) above, such time as the Exempt Holder thereafter becomes the Beneficial Owner of any additional Common Shares (other than as a result of a stock dividend, stock split or similar transaction effected by the Corporation in which all holders of Common Shares are

8

treated equally). In addition, the Board of Directors may exempt the Exempt Holder from the Exempt Holder Limit should it determine that the Beneficial Ownership of the Exempt Holder does not result in the Corporation being “closely held” within the meaning of Section 856(h) of the Code; provided, however, that notwithstanding the foregoing, this paragraph (iv) shall not be interpreted as a waiver of, or exemption from, the restriction in Section 4(b)(vi).
             6. Deleting Section 5 of the Article thereof numbered “ARTICLE FOURTH,” Division B and replacing it in its entirety, as follows:
     Section 5. Legend. Each certificate for Common Shares shall bear the following legend:
     “The Common Shares represented by this certificate are subject to restrictions on transfer for the purpose of the Corporation’s maintenance of its status as a Real Estate Investment Trust under the Internal Revenue Code of 1986, as amended. Subject to certain provisions of the Corporation’s Articles of Incorporation, no Person may Beneficially Own Common Shares in excess of 5.0% of the outstanding Common Shares of the Corporation (unless such Person is an Exempt Holder or an Existing Holder), no Person may Constructively Own Common Shares in excess of 9.8% of the outstanding Common Shares of the Corporation and no Person may acquire Beneficial Ownership of any Common Shares after the Effective Date if, as a result of such acquisition, the fair market value of the Shares owned directly and indirectly by Non-U.S. Persons would comprise more than 49% of the fair market value of the issued and outstanding Common Shares. Any Person who attempts to Beneficially Own or Constructively Own Common Shares in excess of the above limitations must immediately notify the Corporation. All capitalized items in this legend have the meanings defined in the Corporation’s Articles of Incorporation, a copy of which, including the restrictions on transfer, will be sent without charge to each shareholder who so requests. If the restrictions on transfer are violated, certain of the Common Shares represented may be subject to repurchase by the Corporation on the terms and conditions set forth in the Corporation’s Articles of Incorporation.”

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EXHIBIT C
Amendment to the Code of Regulations
The full text of Section 1 of Article II of the Code of Regulations, as it is proposed to be amended, is set forth below, marked to show changes from the current provision contained in the Code of Regulations
Section 1. Number of Directors. Until changed in accordance with the provisions of this section, the number of directors of the Corporation, none of whom need be shareholders, shall be seven (7). The number of directors may be fixed or changed, but in no case shall the number be fewer than three (3) or more than fifteen (15), at any annual meeting or at any special meeting called for that purpose by the affirmative vote of the holders of shares entitling them to exercise a majority of the voting power of the Corporation on such proposal. In addition to the authority of the shareholders to fix or change the number of directors as described above, the directors of the Corporation may fix or change the number of directors by a majority vote of the directors then in office and may fill any vacancy that is created by an increase in the number of directors. Notwithstanding the foregoing, the aggregate number of members of the Board of Directors shall automatically increase by the number of directors elected pursuant to Section 5(b) of Item 1, Section 5(b) of Item II, Section 5(b) of Item III, Section 5(b) of Item IV, Section 5(b) of Item V, Section 5(b) of Item VI, Section 5(b) of Item VII, Section 5(b) of Item VIII, Section 5(b) of Item IX, Section 5(b) of Item X, Section 5(b) of Item XI and/or Section 5(b) of Item XII of Division A of Article FOURTH of the Amended and Restated Articles of Incorporation of the Corporation, as amended, such directors to be elected and hold office in accordance with such provisions of the Amended and Restated Articles of Incorporation of the Corporation, as amended, notwithstanding any other provision of this Code of Regulations.

EXHIBIT D
WAIVER AGREEMENT
     THIS WAIVER AGREEMENT (this “Agreement”) is made and entered into as of [___], 2009, by and among Mr. Alexander Otto (the “Purchaser”) and Developers Diversified Realty Corporation (the “Company”).
RECITALS
     A. WHEREAS, on February 23, 2009, the Purchaser and the Company entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”), which provides for the purchase and sale of those certain shares of the Company as defined therein;
     B. WHEREAS, as an inducement to enter into the Stock Purchase Agreement, and as one of the conditions to the consummation of the transactions contemplated by the Stock Purchase Agreement, the parties agreed to enter into a waiver agreement relating to a waiver of the Related Party Limit (as defined below);
     C. WHEREAS, the number of shares to be purchased by the Purchaser pursuant to the Stock Purchase Agreement and owned by the Purchaser as of the date hereof would exceed the Related Party Limit;
     D. WHEREAS, the Board of Directors of the Company (the “Board”) has agreed to waive application of the Related Party Limit (as defined below) on the terms and conditions set forth below; and
     E. WHEREAS, the purpose of this Agreement is to set forth the parties’ agreements and respective obligations regarding the waiver of the Related Party Limit.
     Unless otherwise provided, all capitalized terms shall have the meaning ascribed to them in Section 1.
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
     1. Definitions. For purposes of this Agreement:
     (a) “Articles” means the Second Amended and Restated Articles of Incorporation of the Company, as amended, attached hereto as Exhibit A.
     (b) “Business Days” means any day on which national banks are open for business in the City of New York.
     (c) “Code” means the United States Internal Revenue Code of 1986, as amended.

1

     (d) “Common Shares” has the meaning set forth in the Articles.
     (e) “Constructive Ownership” has the meaning set forth in Section 4(b) of Division B of the Articles.
     (f) “Exempt Holder” has the meaning set forth in Section 4(a) of Division B of the Articles.
     (g) “Person” has the meaning set forth in Section 4(a) of Division B of the Articles.
     (h) “Related Party Limit” has the meaning set forth in Section 4a) of Division B of the Articles.
     2. Purchaser Representations and Agreements.
     (a) As of the date hereof, the Purchaser represents that none of (i) the Purchaser, (ii) any Person who is listed in the definition of Exempt Holder in the Articles (each a “Member”), or (iii) any Person who Constructively Owns Common Shares in excess of the Related Party Limit as a result of Constructively Owning Common Shares Constructively Owned by the Purchaser or a Member (Persons described in clauses (i), (ii), and (iii) being collectively referred to herein as the “Owners”), Constructively Owns 10% or more of any interest described in Section 856(d)(2)(B) of the Code (an such interest described in Section 856(d)(2)(B) being referred to herein as a “Relevant Equity Interest”) of any Person that is (A) a tenant of the Company, a tenant of any entity the income of which is included in the determination of the Company’s REIT taxable income, or a tenant of any real estate investment trust in which the Company owns a Relevant Equity Interest of at least 10% and (B) listed on Schedule 1 hereto (the “Original Tenant Schedule”). Each tenant listed in the Original Tenant Schedule or any updates of the Original Tenant Schedule (collectively and individually, such updated schedules and the Original Tenant Schedules are referred to herein as a “Tenant Schedule”) shall be referred to herein as a (“Disclosed Tenant”). Each tenant identified as an owned tenant on Schedule 1 is referred to herein as an (“Owned Tenant”).
     (b) At the end of each calendar quarter of the Company, the Company shall provide the Purchaser an updated Tenant Schedule. The Purchaser, within twenty Business Days of receipt of an updated Tenant Schedule, shall inform the Company of any tenant on such updated Tenant Schedule in which any Owner Constructively Owns a Relevant Equity Interest of at least 10%. If the Purchaser informs the Company of any such tenant, such tenant shall also be considered an Owned Tenant (i) if such tenant appeared on such updated Tenant Schedule for the first time (i.e., the tenant was not listed on the Original Tenant Schedule, a previous updated Tenant Schedule or on a notice of new tenants under the procedure set forth in Section 2(c)) or (ii) with respect to leases entered into with such tenant after such tenant has been identified by the Purchaser.
     (c) The Company will notify the Purchaser from time to time of material (individually or in the aggregate) prospective leases with tenants not previously identified as Disclosed Tenants (including tenants of properties the Company is considering

2

acquiring, directly or indirectly). The Purchaser, within five Business Days of receipt of such notice, shall inform the Company of any such tenant in which any Owner Constructively Owns a Relevant Equity Interest of at least 10% (an “Identified Tenant”). If the Company executes a lease with such Identified Tenant, such tenant shall be considered an Owned Tenant. If the Purchaser does not inform the Company that such tenant is an Identified Tenant within five Business Days of receiving notice and if the Company executes a lease with such tenant, the Company shall notify the Purchaser of such lease and such tenant will thereafter be considered a Disclosed Tenant. If the Company enters into a lease with a tenant not previously identified as a Disclosed Tenant without notifying Purchaser in accordance with this Section 2(c) and if any Owner Constructively Owns a Relevant Equity Interest of at least 10% in such tenant, such tenant shall be considered an Owned Tenant.
     (d) The Purchaser agrees not to take any action to acquire, and to cause Owners under his control not to take any action to acquire, Constructive Ownership of 10% or more of the Relevant Equity Interest of Disclosed Tenants. The Purchaser will make reasonable efforts to share the Tenant Schedules with Owners not under his control and to advise them not to acquire Constructive Ownership of Relevant Equity Interests in Disclosed Tenants and to advise the Purchaser of any such acquisitions. If the Purchaser determines that any Owner has acquired Constructive Ownership of 10% or more of the Relevant Equity Interests of a Disclosed Tenant, the Purchaser shall inform the Company as soon as reasonably possible, but in no event more than five Business Days after such discovery. Such a tenant shall be treated as an Owned Tenant only with respect to leases entered into after the Purchaser informs the Company of such ownership.
     (e) By the 15th day of each of January, April, July, and October, the Company shall provide the Purchaser a projection of gross income of the Company (as determined for purposes of Sections 856(c)(2) and 856(c)(3) of the Code) for that calendar year (“Projected Gross Income”). The Purchaser agrees that if (i) an Owner is a Constructive Owner of 10% or more of the Relevant Equity Interests of a Disclosed Tenant that is not an Owned Tenant and (ii) at such time projected rents (as determined for purposes of Sections 856(c)(2) of the Code) for the calendar year from Disclosed Tenants in which any Owner Constructively Owns a Relevant Equity Interest of at least 10% (“Related Tenant Rents”) (the date on which both conditions (i) and (ii) are satisfied shall constitute the “Default Event”) would exceed 1.0% of Projected Gross Income as set forth on the most recent projections existing on the Relevant Date, (as hereinafter defined), the waivers granted pursuant to Section 3 shall be terminated as of the date immediately prior to the date of the Default Event (the “Relevant Date”) with all resulting consequences under the Articles; provided, however, that Related Tenant Rents do not include rents from Owned Tenants.
     (f) The Purchaser and the Company hereby agree to use their best efforts to mutually implement updated procedures mutually agreed upon to make the procedures for ensuring satisfaction by the Company and any real estate investment trust described in Section 2(a)(A) of Sections 856(c)(2) and 856(c)(3) of the Code more effective.
     3. Company Agreements.

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     The Board has granted waivers from the Related Party Limit to the Owners in excess of the Related Party Limit pursuant to its authority provided in Section 4(l)(iii) of Division B of the Articles. A copy of the Board resolution granting such waiver is attached as Exhibit B hereto.
     4. Miscellaneous.
     (a) Survival. The representations, warranties, and agreements of the Company and the Purchaser contained in this Agreement shall survive delivery of this Agreement and shall remain in full force and effect, regardless of any investigation made by or on behalf of them or any person controlling them.
     (b) Entire Agreement. This Agreement constitutes the entire agreement among the parties to this Agreement and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.
     (c) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.
     (d) Assignment and Successors. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, provided that except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by any party hereto without prior written consent of the other party hereto. The Purchaser may assign his rights and obligations under this Agreement to any Exempt Holder to whom he has transferred actual ownership of his Common Shares; provided, however that Purchaser shall not be relieved of his obligations under the first two sentences of Section 2(d) under this Agreement by any such assignment.
     (e) Termination. This Agreement shall terminate on the date upon which the waiver granted pursuant to Section 3 terminates pursuant to Section 2.2(d).
     (f) No Third Party Rights. Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person (other than the parties hereto) any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.
     (g) Cooperation. The Company agrees to cooperate fully with the Purchaser and to execute and deliver such further documents, certificates, agreements and instruments and to take such other actions as may be reasonably requested by the Purchaser to carry out the intent and purpose of this Agreement.
     (h) Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

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     (j) Notices. All notices, requests, demands, and other communications hereunder shall be in writing (which shall include communications by facsimile) and shall be delivered (a) in person or by courier or overnight service, or (b) by facsimile transmission, as follows:
     If to the Company:
3300 Enterprise Parkway
Beachwood, Ohio 44122
Attention: Chief Executive Officer
Telephone: (216) 755-5500
E-mail: SWolstein@ddr.com
     with a copy (which shall not constitute notice) to:
3300 Enterprise Parkway
Beachwood, Ohio 44122
Attention: General Counsel
Telephone: (216) 755-5500
E-mail: DWeiss@ddr.com
Jones Day
North Point
901 Lakeside Avenue
Cleveland, Ohio 44114
Attention: Michael J. Solecki
Telephone: (216) 586-7103
E-mail: mjsolecki@jonesday.com
     If to the Purchaser:
KG CURA Vermögensverwaltung G.m.b.H. & Co.
Wandsbeker Str. 3-7
D-22179 Hamburg
Germany
Attention: Mr. Wilhelm
Telephone: 0049 40 6461 1286
E-mail: wilhelm@kgcura.de
     with a copy (which shall not constitute notice) to:
Alston & Bird LLP
90 Park Avenue
New York, NY 10016
Attention: Mark F. McElreath
Telephone: (212) 210-9595
E-mail: mark.mcelreath@alston.com

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     or to such other address as the parties hereto may designate in writing to the other in accordance with this Section 4(i). Any Party may change the address to which notices are to be sent by giving written notice of such change of address to the other parties in the manner above provided for giving notice. If delivered personally or by courier, the date on which the notice, request, instruction or document is delivered shall be the date on which such delivery is made and if delivered by facsimile transmission or mail as aforesaid, the date on which such notice, request, instruction or document is received shall be the date of delivery.
     (k) Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument, and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties; it being understood that all parties need not sign the same counterpart.
     (l) Headings. The headings contained in this Agreement are for the convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.
[Signatures on following page]

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     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
By:
Name:
Title:

MR. ALEXANDER OTTO

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Exhibit E

[Purchaser]

[Address]

[______], 2009

Re:	Common Shares of Developers Diversified Realty Corporation
Ladies and Gentlemen:
     We have acted as counsel for Developers Diversified Realty Corporation, an Ohio corporation (the “Company”), in connection with purchase from the Company by [Investor] (the “Purchaser”) of [number of shares to be sold at closing to be provided] common shares (the “Shares”), $0.10 par value per share, of the Company to be offered by the Company pursuant to the Stock Purchase Agreement, dated as of February ___, 2009 (the “Stock Purchase Agreement”) by and between the Company and the Purchaser. Except as otherwise defined herein, terms used in this letter but not otherwise defined herein are used as defined in Stock Purchase Agreement. This letter is furnished to the Purchaser pursuant to Section 7.13 of the Stock Purchase Agreement.
     In connection with the opinions and views expressed herein, we have examined such documents, records and matters of law as we have deemed relevant or necessary for purposes of such opinions and views. Based on the foregoing, and subject to the further limitations, qualifications and assumptions set forth herein, we are of the opinion that:
1.	The Company is a corporation existing and in good standing under the laws of the State of Ohio, with the corporate power and authority to conduct its business and to own or lease its properties as described in the Prospectus, dated December 4, 2006 (the “Base Prospectus”, as supplemented by the Prospectus Supplement, dated February [___], 2009 (the “Prospectus Supplement,” and together with the Base Prospectus, the “Prospectus”). The Company is qualified to do business and is in good standing as a foreign corporation in each jurisdiction and as of the dates listed for the Company on Exhibit A attached hereto.

2.	Each of JDN QRS LLC, DDR PR Ventures II LLC, DDR PR Ventures LLC, S.E. and DDR IRR Acquisition LLC (together with TRT DDR Venture I General Partnership, the “Significant Subsidiaries”) is a limited liability company existing and in good standing under the laws of the State of Delaware. TRT DDR Venture I General Partnership is a general partnership existing and in good standing under the laws of the State of Delaware. Each of the Significant Subsidiaries is qualified to do business and is in good standing as a foreign limited liability company or general partnership, as applicable, in each jurisdiction and as of the dates listed for such Significant Subsidiary on Exhibit A attached hereto.

3.	The Company has an authorized equity capitalization as set forth under the captions “Description of Preferred Shares — Capitalization” and “Description of Common Shares — Capitalization” in the Prospectus Supplement.

4.	The Shares have been authorized by all necessary corporate action of the Company and, when issued and delivered pursuant to the Stock Purchase Agreement against payment of the consideration therefor as provided therein, will be validly issued, fully paid and nonassessable.

5.	Each of the Stock Purchase Agreement, the Investor Rights Agreement, the Waiver Agreement, the Tax Agreement and the Warrant issued on the date hereof (collectively, the “Transaction Documents”) has been authorized by all necessary corporate action of, and has been executed and delivered by, the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

6.	No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required in connection with the execution, delivery or performance of the Transaction Documents by the Company, or in connection with the issuance and sale of the Shares by the Company to the Purchaser, except (i) for the registration of the sale of the Shares by the Company under the Securities Act and the rules and regulations thereunder, (ii) for the registration of the resale of the Shares by the Purchaser or its permitted tranferees under the Securities Act and the rules and regulations thereunder, (iii) periodic and other reporting requirements under the Exchange Act and the rules and regulations thereunder, (iii) as may be required under state securities or “blue sky” laws, (iv) for the filing of the amendments to the Company’s Second Amended and Restated Articles of Incorporation with the Ohio Secretary of State pursuant to the terms and conditions of the Stock Purchase Agreement or (v) as required by the Section 7A of the Clayton Act, as added by Title II of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

7.	The execution, delivery and performance of the Transaction Documents by the Company, the issuance and sale of the Shares by the Company and the compliance with the terms and provisions of the Stock Purchase Agreement by the Company will not violate any law or regulation that, in our experience, is generally applicable to transactions of this type, or any order or decree of any court, arbitrator or governmental agency that is binding upon the Company or its property or violate or result in a default under any of the terms and provisions of the Second Amended and Restated Articles of Incorporation of the Company or the Amended Code of Regulations of the Company or any agreement to which the Company is a party or bound (this opinion being limited (i) to those orders and decrees identified on Exhibit B attached hereto and to those agreements identified on Exhibit C attached hereto and (ii) in that we express no opinion with respect to any violation (a) not readily ascertainable from the face of any such order, decree or agreement, (b) arising under or based upon any cross default provision insofar as it relates to a default under an agreement not identified on Exhibit C attached hereto or (c) arising as a result of any violation of any agreement or covenant by failure to comply with any financial or numerical requirement requiring computation).

8.	The holders of common shares, $0.10 par value per share, of the Company are not entitled to any statutory pre-emptive rights pursuant to Title XVII, Chapter 1701 of the Ohio Revised Code, the Second Amended and Restated Articles of Incorporation of the Company or the Amended Code of Regulations of the Company or, to our knowledge, contractual pre-emptive rights (this opinion being limited to those agreements identified on Exhibit C attached hereto.

9.	The Company is not required to register as an “investment company,” as such term is defined in the Investment Company Act of 1940.
     The Registration Statement on Form S-3 filed by the Company with the Securities and Exchange Commission (the “Commission”) on December 4, 2006 (Registration No. 333-139118) (the “Registration Statement”) has become effective under the Securities Act, and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending or threatened by the Commission.
     The opinions and views set forth above are subject to the following limitations, qualifications and assumptions:
     We have assumed, for purposes of the opinions and views expressed herein, the legal capacity of all natural persons executing documents, the genuineness of all signatures, the authenticity of original and certified documents and the conformity to original or certified copies of all documents submitted to us as conformed or reproduction copies. For the purposes of the opinions and views expressed herein, we also have assumed that the Purchaser has authorized, executed and delivered the documents to which the Purchaser is a party and that each of such documents is the valid, binding and enforceable obligation of the Purchaser.
     As to facts material to the opinions and assumptions expressed herein, we have, with your consent, relied upon written statements and representations of officers and other representatives of the Company and others, including the representations and warranties of the Company in the Stock Purchase Agreement. We have not independently verified such matters.
     The opinions expressed in paragraphs 1 and 2 above with respect to the existence and/or good standing, as the case may be, of the Company and the entities referred to therein, are based solely on certificates of public officials as to factual matters or legal conclusions set forth therein.
     With respect to our opinions in paragraph 4, we have assumed that (i) the resolutions authorizing the Company to issue and deliver and sell the Shares pursuant to the Stock Purchase Agreement will be in full force and effect at all times at which the Shares are issued or delivered or sold by the Company, and the Company will take no action inconsistent with such resolutions and (ii) each issuance of Shares by the Company under the Stock Purchase Agreement will be approved by the Board of Directors of the Company or an authorized committee of the Board of Directors.
     Our opinions set forth in paragraph 5 above with respect to the enforceability of the documents referred to in such opinions are subject to (i) bankruptcy, insolvency, reorganization, fraudulent transfer and fraudulent conveyance, voidable preference, moratorium or other similar laws, and related regulations and judicial doctrines from time to time in effect, relating to or affecting creditors’ rights and remedies generally; (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law (including the possible unavailability of specific performance or injunctive relief), concepts of materiality, good faith and fair dealing and the discretion of the court before which any proceeding may be brought; (iii) the qualification that we express no opinion as to the validity, binding effect or enforceability of any provision in any document or security relating to indemnification, contribution or exculpation that may be violative of the public policy underlying any law, rule or regulation (including any federal or state securities law, rule or regulation); and (iv) the qualification that to the extent any opinion relates to the enforceability of the choice of New York law and choice of New York forum provisions of the documents or securities referred to therein, our opinion is rendered in reliance upon N.Y. Gen. Oblig. Law §§ 5-1401, 5-1402 (McKinney 2001, Supp. 2009) and N.Y. C.P.L.R. 327(b) (McKinney 2001, Supp. 2009), and that such enforceability may be limited by public policy considerations.
     With respect to our opinions in paragraph 7, we express no opinion as to state securities or “blue sky” laws.
     The statements above with respect to the effectiveness of the Registration Statement under the Securities Act and no stop order suspending the effectiveness of the Registration Statement having been issued and no proceedings for that purpose being pending or threatened by the Commission are based solely on telephone conversations involving lawyers in our firm actively engaged in our representation of the Company in this matter and members of the staff of the Commission, and such statements are made as of the time of such conversations.
     The opinions and views expressed herein are limited to (i) the federal laws of the United States of America, (ii) the laws of the State of Ohio, (iii) the laws of the State of New York, (iv) the Delaware Limited Liability Company Act and (v) the Delaware Revised Uniform Partnership Act, in each case as currently in effect, and we express no opinion or view as to the effect of the laws of any other jurisdiction on the opinions and views expressed herein.
     This letter is furnished by us to you solely for your benefit and solely in your capacity as Purchaser in connection with the execution and delivery of the Stock Purchase Agreement, upon the understanding that we are not hereby assuming any professional responsibility to any other person whatsoever, and that this letter is not to be used, circulated, quoted or otherwise referred to for any other purpose.
Very truly yours,

Exhibit F
_________, 2009
[Purchaser]
[address]
Ladies and Gentlemen:
     We have acted as counsel for Developers Diversified Realty Corporation, an Ohio corporation (the “Company”), in connection with the purchase from the Company by [Investor] (the “Purchaser”) of [___] common shares (the “Shares”), $0.10 par value per share, of the Company pursuant to the Stock Purchase Agreement, dated as of [___], 2009 (the “Stock Purchase Agreement”) by and between the Company and the Purchaser. Except as otherwise defined herein, terms used in this letter but not otherwise defined herein are used as defined in Stock Purchase Agreement. This letter is furnished to the Purchaser pursuant to Section 7.13 of the Stock Purchase Agreement.
     In connection with our opinion, we have reviewed and are relying upon (i) the Amended and Restated Articles of Incorporation of the Company (the “Articles”) as in effect on the date hereof, (ii) the Code of Regulations of the Company as in effect on the date hereof, (iii) the [Stock Purchase Agreement], (iv) the [Investors’ Rights Agreement], (v) the [Shareholder Voting Agreement], (vi) the [Tax Agreement], (vii) the [Waiver Agreement] and (viii) such other documents, records and instruments that we have deemed necessary or appropriate for purposes of our opinion, and have assumed their accuracy as of the date hereof. For purposes of our review, we have also assumed, with your consent, the authenticity of all documents we have examined as well as the genuineness of signatures and the validity of the indicated capacity of each party executing a document. In addition, we have relied upon the factual representations contained in a certificate, dated as of the date hereof (the “Officer’s Certificate”), executed by a duly appointed officer of the Company, setting forth certain representations relating to the organization and operation of the Company.
     We have made such investigations of law and fact as we have deemed appropriate as a basis for our opinion. However, for purposes of our opinion, we have not made an independent investigation of the facts set forth in the Officer’s Certificate. Our opinion is conditioned on the accuracy and completeness of the factual representations made in the Officer’s Certificate and any change or inaccuracy in the factual representations referred to in the Officer’s Certificate may affect our conclusions set forth herein.
     Our opinion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the legislative history thereto, the existing applicable United States

[Purchaser]
___, 2009

federal income tax regulations promulgated or proposed under the Code, published judicial authority and currently effective published rulings and administrative pronouncements of the Internal Revenue Service (the “IRS”), all of which are subject to change at any time, possibly with retroactive effect, and subject to differing interpretations.
     Based upon and subject to the foregoing and the qualifications set forth below, it is our opinion that, during the period commencing with the Company’s taxable year ended December 31, 1993 through its taxable year ended December 31, 2008, the Company was organized and has operated in conformity with the requirements for qualification and taxation as a real estate investment trust (a “REIT”) under the Code, and the Company’s current and proposed method of operation will enable the Company to continue to meet the requirements for qualification and taxation as a REIT under the Code for its taxable year ending December 31, 2009 and for future taxable years.
     Other than as expressly stated above, we express no opinion on any issue relating to the Company or to any investment therein. The qualification and taxation of the Company as a REIT depend upon the ability of the Company to meet on a continuing basis, through actual annual operating and other results, the various requirements under the Code and the Treasury Regulations promulgated thereunder with regard to, among other things, the sources of its income, the composition of its assets, the level of its distributions to holders of the Company’s shares and the diversity of ownership of the Company’s shares. Jones Day will not review the compliance of the Company with these requirements on a continuing basis. Accordingly, no assurance can be given that the actual results of the operations of the Company, the sources of its income, the nature of its assets, the level of the Company’s distributions to shareholders, the diversity of ownership of the Company’s shares, and other matters required for REIT qualification for 2009 and subsequent taxable years will satisfy the requirements under the Code and the applicable Treasury Regulations for qualification and taxation as a REIT.
     In rendering our opinion, we are expressing our views only as to the United States federal income tax laws. We do not undertake to advise you of the effect of changes in matters of law or fact occurring subsequent to the date hereof. Further, the opinion set forth above represents our conclusion based upon our review of the documents, facts and representations referred to above. Any material amendments to such documents, changes in any significant facts, or inaccuracy of such representations could affect the opinions referred to herein. This opinion is not binding upon the IRS or the courts. There can be no assurance, and none is hereby given, that the IRS will not take a position contrary to one or more of the positions reflected in the foregoing opinion or that our opinion will be upheld by the courts if challenged by the IRS.
     To ensure compliance with U.S. Treasury Department Circular 230, you are hereby notified that: (a) any discussion of United States federal tax issues in this letter is not intended or

[Purchaser]
___, 2009

written by us to be relied upon, and cannot be relied upon by you for the purpose of avoiding penalties that may be imposed under the Code; (b) such discussion is written in connection with the promotion or marketing (within the meaning of Circular 230) of the transactions or matters addressed herein by the Company; and (c) you should seek advice based on your particular circumstances from your own independent tax advisor.
Very truly yours,

EXHIBIT G
INVESTORS’ RIGHTS AGREEMENT
          THIS INVESTORS’ RIGHTS AGREEMENT (the “Agreement”) is made and entered into as of the [                    ] day of [                                        ], 2009, by and between Developers Diversified Realty Corporation, an Ohio corporation (the “Company”), and Mr. Alexander Otto (the “Investor”).
RECITALS
          A. WHEREAS, on February 23, 2009, the Investor and the Company entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”), which provides for the purchase and sale of up to 30,000,000 of the Company’s common shares, $0.10 par value per share (“Common Shares”), to the Investor and a grant of warrants to purchase 10,000,000 Common Shares (the “Warrants”);
          B. WHEREAS, the terms and conditions of the Stock Purchase Agreement require that the board of directors of the Company (the “Board of Directors”) nominate up to two director nominees selected by the Investor to the Board of Directors (the “Investor Director” or “Investor Directors,” as the case may be);
          C. WHEREAS, as an inducement to the Company to enter into the Stock Purchase Agreement and as an inducement to the Investor to purchase up to 30,000,000 Common Shares pursuant to the Stock Purchase Agreement, the Investor and the Company hereby agree that this Agreement shall govern the rights of the Investor to nominate up to two director nominees selected by the Investor to serve on the Board of Directors in accordance with the terms set forth below; and
          D. WHEREAS, in order to permit the Investor to sell the Common Shares (including those underlying the Warrants) purchased pursuant to the Stock Purchase Agreement, the Investor and the Company hereby agree that this Agreement shall govern the registration rights of the Investor for the resale of such Common Shares under the Securities Act.
          Unless otherwise provided, all capitalized terms shall have the meaning ascribed to them in Section 1.
          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
     1. Definitions. For purposes of this Agreement:
               (a) “Affiliate” means, with respect to any specified Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with such Person.

               (b) “beneficially own” shall have the meaning ascribed to such term under Rule 13d-3 of the Exchange Act.
               (c) “Blackout Period” means a period of time, not to exceed 60 days, during which the Company may postpone the preparation, filing or effectiveness or suspend the effectiveness of a registration statement, if the Company, in good faith determines that the registration and/or distribution of Registrable Securities (i) would materially impede, delay, or interfere with any financing, acquisition, corporate reorganization or other significant transaction, or any negotiations, discussions or pending proposals with respect thereto, involving the Company or any of its subsidiaries or their respective assets, including, without limitation, any primary offering of securities by the Company, or (b) would require the disclosure of material nonpublic information, the disclosure of which could adversely affect the Company.
               (d) “Damages” means any loss, damage or liability (joint or several) to which a party hereto may become subject under the Securities Act, the Exchange Act, or other federal or state law, insofar as such loss, damage, or liability (or any action in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement of the Company filed pursuant to the terms of this Agreement, including any preliminary prospectus or prospectus contained therein or any amendments or supplements thereto, or (ii) an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (with respect to any preliminary prospectus or prospectus or any amendments or supplements thereto, in the light of the circumstances under which they were made) not misleading.
               (e) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
               (f) “Form S-3” means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC that permits incorporation of substantial information by reference to other documents filed by the Company with the SEC.
               (g) “Otto Family” means the Investor and/or a member of the Investor’s family as follows: (i) Professor Werner Otto, his wife Maren Otto and/or all descendants of Professor Werner Otto, including without limitation the Investor (illegitimate descendants only if they have obtained the status of a legitimate descendant by legitimation or adoption by Professor Werner Otto or one of his legitimate descendants, or if they are children of a female legitimate descendant of Professor Werner Otto); (ii) any trust or any family foundation which has exclusively been established in favor of one or several of the individuals named under (i) above, and (iii) any partnership, firm, corporation, association, trust, unincorporated organization, joint venture, limited liability company or other legal entity, in which the individuals or entities named under (i) or (ii) hold (either directly or indirectly) more than 50% of the voting rights or more than 50% of the equity capital of any such partnership, firm,

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corporation, association, trust, unincorporated organization, joint venture, limited liability company or other legal entity.
               (h) “Person” means a natural person or any legal, commercial or governmental entity, such as, but not limited to, a corporation, general partnership, joint venture, limited partnership, limited liability company, limited liability partnership, trust, business association, group acting in concert, or any person acting in a representative capacity.
               (i) “Registrable Securities” means (i) Common Shares beneficially owned by the Otto Family in an amount equal to the aggregate number of Common Shares sold by the Company to the Investor and its assignees pursuant to the Stock Purchase Agreement, plus any Common Shares distributed to the Otto Family by the Company as a dividend on such Common Shares, and (ii) Common Shares underlying the Warrants owned by the Otto Family, plus any Common Shares distributed to the Otto Family by the Company as a dividend on such Common Shares.
               (j) “SEC” means the United States Securities and Exchange Commission.
               (k) “SEC Rule 144” means Rule 144 promulgated by the SEC under the Securities Act.
               (l) “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
               (m) “Selling Expenses” means all underwriting discounts, selling commissions, and stock transfer taxes applicable to the sale of Registrable Securities and the fees and disbursements of counsel to the Investor and any other member of the Otto Family in connection with the sale of Registrable Securities.
     2. Board of Directors; Control Person
               (a) At any time that the Otto Family collectively beneficially owns 17.5% or more of the outstanding Common Shares, the Investor, on behalf of the members of the Otto Family, shall have the right to nominate two Investor Directors pursuant to this Section 2, at every annual meeting of the shareholders of the Company in which directors are generally elected, including, without limitation, at every adjournment or postponement thereof, and on any action approval by written consent of the shareholders of the Company relating to the election of directors generally.
               (b) At any time that the Otto Family collectively beneficially owns less than 17.5% of the outstanding Common Shares and more than 7.5% of the outstanding Common Shares, the Investor, on behalf of the members of the Otto Family, shall have the right to nominate one Investor Director pursuant to this Section 2, at every annual meeting of the shareholders of the Company in which directors are generally elected, including, without limitation, at every adjournment or postponement thereof, and

3

on any action approval by written consent of the shareholders of the Company relating to the election of directors generally.
               (c) The following procedures shall be followed with respect to the nomination of Investor Directors pursuant to Section 2(a) or 2(b):
               (i) For purposes of whether the Investor has a right to nominate an Investor Director pursuant to Section 2(a) or 2(b), the Otto Family’s beneficial ownership of the outstanding Common Shares will be measured as of the record date for such annual meeting or written consent.
               (ii) No later than January 10 of each year, the Investor shall provide the Board of Directors with the Investor’s nominee(s), as the case may be, for the Investor Director(s), along with any other information reasonably requested by the Board of Directors to evaluate the suitability of such candidate(s) for directorship. With respect to any Investor nominee, Investor shall use its best efforts to ensure that any such nominee satisfies all stated criteria and guidelines for director nominees of the Company. The Company shall be entitled to rely on any written direction from Investor regarding the Investor’s nominee(s) on behalf of the Otto Family without further action by the Company. In the event Investor is no longer able to select such nominee(s), then the Company may rely on the nominee(s) proposed by any individual member of the Otto Family designated as being authorized to propose such Investor Director(s) in lieu of Investor.
               (iii) Within 20 days of receiving the Investor’s nominee(s) for the Investor Director(s) in accordance with Section 2(c)(ii), the Board of Directors or any authorized committee thereof shall have made a good faith and reasonable determination as to the suitability of the Investor’s nominee(s) for Investor Director(s) and shall notify the Investor of its determination in writing.
               (iv) If the Board of Directors or any authorized committee thereof approves of the Investor’s nominee(s) for Investor Director(s), as the case may be, the Board of Directors shall recommend that the shareholders vote to elect such director(s) at the next annual meeting of shareholders at which directors will be generally elected.
               (v) If the Board of Directors or any authorized committee thereof raises a reasonable objection to one or both of the Investor’s nominees, as the case may be, for the Investor Director(s), then the Investor and the Board of Directors shall use their best efforts to agree on the nominee(s) for such Investor Director(s), and if the Investor and the Board of Directors cannot agree on the nominee(s) on or before the tenth day prior to the proposed filing of the Company’s annual proxy statement, then such nominee for Investor Director(s) shall not be nominated by the Company at such annual meeting.

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               (vi) If one or both of the Investor nominees is not nominated (as described in the foregoing clause (v)), then as soon as practicable after the annual meeting, the Investor and the Board of Directors shall use their best efforts to agree on the nominee(s) for such Investor Director(s), which nominee(s) shall be appointed as director(s) by the Board of Directors promptly after such agreement is reached.
               (d) Notwithstanding anything to the contrary in this Agreement and without any further action by the Company, the Investor’s right to nominate any Person to the Company’s Board of Directors shall automatically terminate, and be of no further force and effect, on the date that the Otto Family beneficially owns 7.5% or less of the outstanding Common Shares. The Investor shall promptly, but in any case within five days, provide notice to the Company upon the Otto Family ceasing to beneficially own 7.5% or less of the outstanding Common Shares.
               (e) Each of the Investor Directors, upon appointment or election to the Board of Directors, will be governed by the same protections and obligations as all other directors of the Company, including, without limitation, protections and obligations regarding customary liability insurance for directors and officers, confidentiality, conflicts of interests, fiduciary duties, trading and disclosure policies, director evaluation process, director code of ethics, director share ownership guidelines, stock trading and pre-approval policies, and other governance matters. The Company agrees that it shall offer to enter into an indemnification agreement with each Investor Director substantially similar to the indemnification agreements then in effect with the Company’s directors when each Investor Director becomes a member of the Board of Directors.
               (f) Commencing on the election or appointment of the Investor nominees as Investor Directors of the Company in accordance with this Agreement and thereafter for so long as at least one Investor Director is serving as a member of the Board of Directors, the Investor will, and will cause each member of the Otto Family to: (i) with respect to the Company or its Common Shares, not make, engage or in any way participate in, directly or indirectly, any “solicitation” (as such term is used in the proxy rules of the SEC) of proxies or consents (whether or not relating to the election or removal of directors), (ii) except as provided for in this Agreement, and except as provided for in that certain Voting Agreement by and among the Investor and certain shareholders of the Company of even date herewith, not seek, alone or in concert with others, election or appointment to, or representation on, or nominate or propose the nomination of any candidate to, the Board of Directors, (iii) not initiate, propose or otherwise “solicit” (as such term is used in the proxy rules of the SEC) shareholders of the Company for the approval of shareholder proposals made to the Company whether made pursuant to Rule 14a-8 or Rule 14a-4 under the Exchange Act or otherwise, or cause or encourage or attempt to cause or encourage any other person to initiate any such shareholder proposal, regardless of its purpose, or (iv) cause all Common Shares beneficially owned by the Investor and the members of the Otto Family as to which they are entitled to vote at any meeting of shareholders to be voted in favor of the election of each member of any slate of directors recommended by the Company’s Board of

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Directors that includes at least one Investor nominee; provided, that each Investor Director on the Company’s Board of Directors shall have voted in favor of such slate of director nominees.
               (g) The Company agrees that it shall offer to enter into an indemnification agreement with the Investor, on similar terms as the agreements in effect with the Company’s existing directors as of the date hereof, indemnifying the Investor against a third party claim of control person liability within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act so long as the Investor has acted in good faith and not directly or indirectly induced the act or acts constituting the violation or cause of action giving rise to the third party claim. Any payment to be made under any indemnification agreement entered into between the Company and the Investor shall be paid only if nationally recognized counsel selected by the Company and reasonably acceptable to the Investor provides an opinion either (i) that such payment should not be treated as a preferential dividend for purposes of Section 562 of the Internal Revenue Code (the “Code”) or (ii) that such payment should not (a) reduce current earnings and profits of the Company for purposes of Section 857(d) of the Code below the level necessary for the Company to satisfy its requirements under Section 857(a)(1) of the Code, or (b) cause declared distributions of the Company to be treated as preferential dividends and cause the Company to fail to satisfy its requirements under Section 857(a)(1) of the Code. In the event a payment to Investor will not be made due to the application of the previous sentence, the Company shall, upon Investor’s request, seek a private letter ruling and make the payment in the event a favorable private letter ruling is received.
     3. Registration Rights. The Company covenants and agrees as follows:
          3.1 Registration Rights.
               (a) Form S-3. So long as the Company is eligible to use Form S-3 for secondary offerings, the Company shall, as promptly as practicable, and in any event within 30 days following the Second Closing Date (as defined in the Stock Purchase Agreement) or the Non-Tranche Closing Date (as defined in the Stock Purchase Agreement), as applicable, file a shelf registration statement on Form S-3 under the Securities Act covering such Registrable Securities.
               (b) Form S-1. In the event the Company is not eligible to use Form S-3 for secondary offerings, Investor may request in writing that the Company file a shelf registration statement on Form S-1 with respect to the Registrable Securities. The written request shall specify (i) the then-current name and address of the member of the Otto Family proposing to have registered Registrable Securities, (ii) the aggregate number of Registrable Securities proposed to be registered, (iii) the total number of Common Shares beneficially owned by each member of the Otto Family proposing to have registered Registrable Securities and (iv) the intended method of distribution of the Registrable Securities proposed to be registered. The Company shall, as promptly as practicable, and in any event within 30 days after the date such written request is received

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by the Company, file a registration statement on Form S-1 under the Securities Act covering such Registrable Securities.
               (c) In the event the Company becomes eligible to use Form S-3 following the use of Form S-1 upon a demand made pursuant to Section 3.1(b), the Company may elect to file a Form S-3 with respect to any Registrable Securities registered on such Form S-1; provided, that, the Company shall maintain the effectiveness of the Form S-1 while registering such Registrable Securities on Form S-3.
               (d) Notwithstanding the foregoing obligations, the Company shall not be required to file a registration statement as indicated below:
               (i) with respect to Section 3.1(b), prior to the date of the request, the Company has already effected four registrations pursuant to such section;
               (ii) prior to the date of the request, the Company has already effected a registration pursuant to Section 3.1(a) and/or Section 3.1(b) covering all of the Registrable Securities and such registration statement is still effective;
               (iii) with respect to Sections 3.1(a) and (b), a registration statement is effective at the time such request is made and such registration statement may be utilized for the offering and sale of the Registrable Securities requested to be registered; and
               (iv) during the pendency of any Blackout Period.
               (e) The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to Sections 3.1(a) or (b) during the period that is 30 days before the Company’s good faith estimate of the date of filing of, and ending on a date that is 90 days (or such shorter time period as the managing underwriter of any underwritten offering shall agree to, but in no case less than 30 days) after the effective date of, a Company-initiated registration statement, provided that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective.
               (f) Limitation on Sales of Common Shares. Investor hereby agrees, and will use his best efforts to prohibit each member of the Otto Family, to not sell any Common Shares until the sixth-month anniversary of the earlier of the Non-Tranche Closing Date or the Second Closing Date (each as defined in the Stock Purchase Agreement). Following such sixth-month anniversary, Investor will be permitted to sell up to 15,000,000 Registrable Securities, which shall consist of 5,000,000 Common Shares (which, for the sake of clarity, shall include, in addition to such 5,000,000 Common Shares, any Common Shares issued to Investor as a dividend with respect to such Registrable Shares) and 10,000,000 Common Shares underlying the Warrants (which, for the sake of clarity, shall include any Common Shares attributable to such 10,000,000 Common Shares due to any adjustments made to the Warrants in accordance

7

with their terms). At the end of each three-month period following the sixth-month anniversary of the earlier of the Non-Tranche Closing Date or the Second Closing Date, and aggregating in each such three-month period, up to an additional 5,000,000 Registrable Securities (which, for the sake of clarity, shall include, in addition to such 5,000,000 Common Shares, any Common Shares issued to Investor as a dividend with respect to such Registrable Shares) may be sold by Investor. In the event that the Company is not eligible to file or maintain the effectiveness of a registration statement with the SEC for any reason, the restrictions applicable to Registrable Shares pursuant to this Section 3.1(e) shall immediately terminate.
          3.2 Obligations of the Company. Whenever required under Section 3.1 to effect the registration of any Registrable Securities, the Company shall:
               (a) prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become effective under the Securities Act;
               (b) use its commercially reasonable efforts to keep a registration statement that has become effective continuously effective if it is on Form S-3, and if it is on Form S-1, then until the earlier of (i) two years following the first day of effectiveness of such registration statement (subject to extension pursuant to Section 3.3(b) or Section 3.3(c)) and (ii) the date on which all Registrable Securities covered by such registration statement have been disposed of pursuant to such registration statement;
               (c) furnish to the Investor such number of copies of a prospectus, including a preliminary prospectus, as required by the Securities Act, and such other documents as the Investor may reasonably request in order to facilitate the disposition of Registrable Securities;
               (d) promptly following its actual knowledge thereof, notify the Investor:
               (i) of the time when such registration statement has been declared effective or when a supplement or amendment to any prospectus forming a part of such registration statement has been filed (other than any deemed amendment of such registration statement by means of a document filed by the Company under the Exchange Act);
               (ii) after such registration statement becomes effective, of any request by the SEC that the Company amend or supplement such registration statement or prospectus forming a part of such registration statement or for additional information;
               (iii) of the issuance by the SEC or any other governmental authority of any stop order suspending the effectiveness of such registration statement or the initiation of any proceeding for such purpose; and

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               (iv) of the occurrence of any event that makes any statement made in the registration statement or any prospectus forming a part of such registration statement untrue in any material respect or which requires the making of any changes in such registration statement or prospectus so that it will not include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made;
               (e) use its commercially reasonable efforts to register and qualify the Registrable Securities covered by such registration statement under the securities or blue-sky laws of such jurisdictions within the United States as shall be reasonably requested by the Investor; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or otherwise become subject to taxation or service of process in suits in any such jurisdictions where it is not already so qualified or subject;
               (f) in the event of any underwritten public offering of Registrable Securities, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the underwriter(s) of such offering;
               (g) use its commercially reasonable efforts to cause all such Registrable Securities covered by such registration statement to be listed on each national securities exchange or trading system on which the Common Shares are then listed;
               (h) provide a transfer agent and registrar for all Registrable Securities and provide a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration statement; and
               (i) promptly make available for inspection by the Investor or his representatives and agents, any managing underwriter(s) participating in any underwritten offering pursuant to such registration statement, and any attorney or accountant or other agent retained by any such underwriter or selected by the Investor, all financial and other records, pertinent corporate documents and properties of the Company during normal business hours at the offices where such information is typically kept, and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by the Investor or any such underwriter, attorney, accountant, agent or other representative, in each case, as reasonably necessary or advisable to verify the accuracy of the information in such registration statement and to conduct appropriate due diligence in connection therewith as is customary for similar due diligence examinations, provided that, any information that is designated in writing by the Company, in good faith, as confidential at the time of delivery of such information shall be kept confidential by the Investor or any such underwriter, attorney, accountant, agent or other representative.

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          3.3 Obligations of the Investor and Other Members of the Otto Family. Whenever the Investor has requested that the Company effect the registration of any Registrable Securities under Section 3.1:
               (a) the Investor and any other member of the Otto Family that has requested inclusion of its Registrable Securities in a registration statement shall furnish to the Company such information regarding the Investor and/or other member of the Otto Family, as applicable, and its plan and method of distribution of such Registrable Securities as the Company may, on advice of counsel, reasonably determine is required by applicable law, including, without limitation, information required by Item 507 of Regulation S-K promulgated under the Securities Act, provided that the Company may refuse to proceed with the registration of the Registrable Securities of the Investor and /or other member of the Otto Family if such Person fails to provide such information within a reasonable time after receiving such request;
               (b) upon receipt of any notice from the Company of the occurrence of any event of the type described in Sections 3.2(d)(ii), 3.2(d)(iii) or 3.2(d)(iv), the Investor and any other member of the Otto Family that has requested inclusion of its Registrable Securities in a registration statement will discontinue disposition of Registrable Securities covered by a registration statement and suspend use of such registration statement or prospectus forming a part of such registration statement until the Company has provided an amendment or supplement to such registration statement or prospectus or the Company has advised that the use of the registration statement or prospectus may be resumed, provided that, in the event that the Company shall give any such notice, the period of time for which a registration statement must remain effective as set forth in Section 3.2(b) will be extended by the number of days during the time period from and including the date of the giving of such notice to and including the date when the Company has either provided an amendment to such registration statement or prospectus or advised that the use of the registration statement or prospectus may be resumed;
               (c) upon receipt of any notice from the Company of a Blackout Period, the Investor and any other member of the Otto Family that has requested inclusion of its Registrable Securities in a registration statement will discontinue disposition of Registrable Securities covered by a registration statement and suspend use of such registration statement or prospectus forming a part of such registration statement until the Company has provided an amendment or supplement to such registration statement or prospectus or the Company has advised that the use of the registration statement or prospectus may be resumed, provided that, in the event that the Company shall give any such notice, the period of time for which a registration statement must remain effective as set forth in Section 3.2(b) will be extended by the number of days during the time period from and including the date of the giving of such notice to and including the date when the Company has either provided an amendment to such registration statement or prospectus or advised that the use of the registration statement or prospectus may be resumed;

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               (d) in the event of any underwritten public offering of Registrable Securities, the Investor and any other member of the Otto Family that has requested inclusion of its Registrable Securities in a registration statement shall enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the underwriter(s) of such offering;
               (e) in the event of any underwritten public offering of securities by the Company, the Investor and any other member of the Otto Family that beneficially owns Registrable Securities, if requested by the Company and any managing underwriter, shall agree not to directly or indirectly offer, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of or otherwise dispose of or transfer any Common Share held by them for such period that the executive officers and directors of the Company agree to with the managing underwriter.
          3.4 Expenses of Registration. All expenses (other than Selling Expenses) incurred in connection with registrations, filings, or qualifications pursuant to this Section 3, including all registration, filing, and qualification fees, printers’ and accounting fees, and fees and disbursements of counsel for the Company, shall be borne and paid by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 3.1 if the registration request is subsequently withdrawn at the request of the Investor or any other member of the Otto Family; provided further that if, at the time of such withdrawal, the Investor shall have learned of a material adverse change that is reasonably likely to have a material adverse effect on the financial condition or business of the Company and its subsidiaries considered as one enterprise from that known to the Investor at the time of the Investor’s request and has withdrawn the request with reasonable promptness after learning of such information, then the Company shall be required to pay all of such expenses. All Selling Expenses relating to Registrable Securities registered pursuant to this Section 3 shall be borne and paid by the Investor.
          3.5 Indemnification. If any Registrable Securities are included in a registration statement under this Section 3:
               (a) To the extent permitted by law, the Company will indemnify and hold harmless each member of the Otto Family that has included Registrable Securities in a registration statement and such member’s officers, directors, managers, partners and shareholders, and each Person who controls such member (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) against any Damages, and the Company will reimburse each such member of the Otto Family, controlling Person or other aforementioned Person for any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 3.5(a) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable for any Damages to the extent

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that they arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of any such member of the Otto Family, controlling Person or other aforementioned Person expressly for use in connection with such registration statement.
               (b) To the extent permitted by law, the Investor will indemnify and hold harmless the Company, its directors, its officers who have signed the registration statement and each Person who controls the Company (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) against any Damages, and the Investor will reimburse the Company, controlling Person or other aforementioned Person for any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred, in each case only to the extent that such Damages arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of any member of the Otto Family that has included Registrable Securities in a registration statement expressly for use in connection with such registration statement; provided, however, that the indemnity agreement contained in this Section 3.5(b) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Investor, which consent shall not be unreasonably withheld; and provided further that in no event shall the aggregate amounts payable by the Investor by way of indemnity or contribution under Section 3.5(b) exceed the proceeds from the offering received by such member of the Otto Family (net of any underwriting discounts and commissions paid by such member of the Otto Family), except in the case of fraud or willful misconduct by such member of the Otto Family.
               (c) Promptly after receipt by an indemnified party under this Section 3.5 of notice of the commencement of any action (including any governmental action) for which a party may be entitled to indemnification hereunder, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 3.5, give the indemnifying party notice of the commencement thereof. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party shall be entitled to participate in, and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel selected by the indemnifying party that is reasonably satisfactory to such indemnified party; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such action. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party’s election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this

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Section 3.5 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless the indemnified party shall have employed separate counsel in accordance with the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the fees and expenses of more than one separate firm of attorneys (together with local counsel), representing all of the indemnified parties who are parties to such action). The failure to give notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 3.5, except to the extent that the indemnifying party would be materially prejudiced as a proximate result of such failure to notify.
          3.6 Reports Under Exchange Act by the Company. With a view to making available to the Otto Family the benefits of SEC Rule 144 and any other rule or regulation of the SEC that may at any time permit a member of the Otto Family to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3 or Form S-1, the Company shall:
                (a) make and keep available adequate current public information, as those terms are understood and defined in SEC Rule 144;
                (b) use commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and
                (c) furnish upon request (i) to the extent accurate, a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144, the Securities Act, and the Exchange Act, or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3; (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents filed by the Company with the SEC; and (iii) such other information as may be reasonably requested in availing any member of the Otto Family of any rule or regulation of the SEC that permits the selling of any such securities without registration.
          3.7 Reports Under Exchange Act by the Investor and Other Members of the Otto Family. The Investor acknowledges and agrees that the Investor and the other members of the Otto Family shall be solely responsible for any required filings under Sections 13 and 16 of the Exchange Act in connection with any acquisition or disposition of Common Shares. The Investor shall provide the Company with a copy of any such filing contemporaneously with such filing being submitted to the SEC.
          3.8 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Investor, enter into any agreement with any holder or prospective holder of any securities of the Company that would provide to such holder the right to include such holder’s securities of the Company in any registration statement that the Company would be required to file pursuant to Section 3.1.

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          3.9 Termination of Registration Rights. Notwithstanding anything to the contrary in this Agreement, the right of the Investor and any other member of the Otto Family to request registration or inclusion of Registrable Securities in any registration statement pursuant to Section 3.1 shall terminate when the Investor no longer has the right to nominate any Investor Director pursuant to Section 2 hereof.
     4. Miscellaneous.
               (a) Successors and Assigns. Any assignment of this Agreement or any of the rights or obligations under this Agreement by either of the parties hereto (whether by operation of law or otherwise) shall be void, invalid and of no effect without the prior written consent of the other party; provided, however, that the rights under this Agreement may be assigned (but only with all related obligations) by the Investor to one or more member(s) of the Otto Family so long as the assignee(s) agree in writing to be bound by the terms and conditions of this Agreement; provided, further, that any such assignment shall not release, or be construed to release, the Investor from its duties and obligations under this Agreement. The terms and conditions of this Agreement inure to the benefit of and are binding upon the respective successors and permitted assignees of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assignees any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.
               (b) Termination. This Agreement shall terminate at such time as the Investor or any assignee of the Investor, as permitted under Section 4(a) hereof, no longer has the authority to nominate a director to the Board of Directors of the Company pursuant to Section 2. Upon such termination, no party shall have any further obligations or liabilities hereunder other than pursuant to Section 2(f) and Section 3.5; provided that such termination shall not relieve any party from liability for any breach of this Agreement prior to such termination.
               (c) Governing Law. This Agreement and any controversy arising out of or relating to this Agreement shall be governed by and construed in accordance with the laws of the State of New York as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of New York, without regard to conflict of law principles that would result in the application of any law other than the law of the State of New York.
               (d) Counterparts; Facsimile. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed and delivered by portable document format (pdf) and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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               (e) Titles and Subtitles. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement.
               (f) Notices All notices, requests, demands, and other communications hereunder shall be in writing (which shall include communications by e-mail) and shall be delivered (a) in person or by courier or overnight service, or (b) by e-mail with a copy delivered as provided in clause (a), as follows:
If to the Company:
3300 Enterprise Parkway
Beachwood, Ohio 44122
Attention: Chief Executive Officer
Telephone: (216) 755-5500
E-mail: SWolstein@ddr.com
with a copy (which shall not constitute notice) to:
3300 Enterprise Parkway
Beachwood, Ohio 44122
Attention: General Counsel
Telephone: (216) 755-5500
Email: DWeiss@ddr.com
Jones Day
North Point
901 Lakeside Avenue
Cleveland, Ohio 44114
Attention: Michael J. Solecki
Telephone: (216) 586-7103
E-mail: mjsolecki@jonesday.com
If to Investor:
KG CURA Vermögensverwaltung G.m.b.H. & Co.
Wandsbeker Str. 3-7
D-22179 Hamburg
Germany
Attention: Mr. Wilhelm
Telephone: 0049 40 6461 1286
Email: wilhelm@kgcura.de
with a copy (which shall not constitute notice) to:
Alston & Bird LLP
90 Park Avenue

15

New York, NY 10016
Attention: Mark F. McElreath
Telephone: (212) 210-9595
E-mail: mark.mcelreath@alston.com
               (g) Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of both parties. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.
               (h) Severability. In case any one or more of the provisions contained in this Agreement is for any reason held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement, and such invalid, illegal, or unenforceable provision shall be reformed and construed so that it will be valid, legal, and enforceable to the maximum extent permitted by law.
               (i) Entire Agreement. This Agreement (including any Schedules and Exhibits hereto) constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled.

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     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

DEVELOPERS DIVERSIFIED REALTY CORPORATION

By:
Name:
Title:

MR. ALEXANDER OTTO

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EXHIBIT H
SHAREHOLDER VOTING AGREEMENT
     THIS SHAREHOLDER VOTING AGREEMENT (this “Agreement”) is made and entered into as of [                    ], 2009, by and among Mr. Alexander Otto (the “Purchaser”) and the undersigned shareholders of Developers Diversified Realty Corporation the “Company”) (in his or her individual capacity, each a “Shareholder” and collectively, the “Shareholders”).
RECITALS
     A. WHEREAS, on February 23, 2009, Purchaser and the Company entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”), which provides for the purchase and sale of up to 30,000,000 shares of Company Common Stock (the “Stock Purchase”), and for a grant of warrants to purchase 10,000,000 shares of Company Common Stock;
     B. WHEREAS, as an inducement to enter into the Stock Purchase Agreement, and as one of the conditions to the consummation of the transactions contemplated by the Stock Purchase Agreement, an agreement providing for Purchaser’s rights to nominate up to two individuals for representation on the Company’s Board of Directors was approved by the Company’s Board of Directors (the “Investor Rights Agreement”), and will be entered into concurrently with the execution of this Agreement;
     C. WHEREAS, each Shareholder is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of, and has the right to direct the voting of, the number of shares of Company Common Stock indicated on the signature page of this Agreement; and
     D. WHEREAS, each Shareholder desires to agree to vote the Shares over which Shareholder has voting power as described below.
     Unless otherwise provided, all capitalized terms shall have the meanings ascribed to them in Section 1.
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
     1. Definitions. For purposes of this Agreement:
          “Company Common Stock” means the common shares, $0.10 par value per share, of the Company.
          “Person” means a natural person or any legal, commercial or governmental entity, such as, but not limited to, a corporation, general partnership, joint venture, limited partnership, limited liability company, limited liability partnership, trust, business association, group acting in concert, or any person acting in a representative capacity.
          ”Shares” means any shares of Company Common Stock owned, beneficially or of record, by each Shareholder and over which such Shareholder has the power to direct the vote, including, without limitation, shares of Company Common Stock acquired by each Shareholder upon the exercise of Company options and/or Company warrants, and any shares of Company Common Stock acquired by each Shareholder pursuant to a compensation plan of the Company.
     2. Agreement to Vote Shares.
          (a) From the date hereof until the Expiration Date, at every annual meeting of the shareholders of the Company, and at every adjournment or postponement thereof, and on any action or approval by written consent of the shareholders of the Company, in each case, relating to the election of members of the Company’s Board of Directors, each Shareholder (in Shareholder’s capacity as such) shall appear at the meeting or otherwise cause the Shares to be present for purposes of establishing a quorum and shall vote the Shares in favor of the nominee or nominees, as applicable, for the Board of Directors of the Company proposed by Purchaser pursuant to, and in accordance with, the Investor Rights Agreement.
          (b) If a Shareholder is the beneficial owner, but not the record holder, of the Shares, such Shareholder agrees to take all reasonable actions necessary to cause the record holder and any nominees to vote all of the Shares in the manner provided in Section 2(a).
          (c) This Agreement shall not, and shall not be construed to, grant any other rights with regard to the voting of the Shares other than the limited rights set forth in this Section 2. Purchaser shall have no right to influence in any manner the voting of the Shares on any other matters that may come before the shareholders of the Company.
          (d) This Agreement shall not, and shall not be construed to, restrict the ability of any Shareholder to sell any Shares, in the open market or otherwise.
     3. Action in Shareholder Capacity Only. Each Shareholder makes no agreement or understanding herein as director or officer of the Company or as a fiduciary of, or participant in, any compensation plan of the Company. Each Shareholder has entered into this Agreement solely in his or her individual capacity as a record holder and/or beneficial owner of Shares, and nothing herein shall limit or affect any actions taken in his or her capacity as an officer or director of the Company or as a fiduciary of, or participant in, any compensation plan of the Company.
     4. Representations and Warranties of Shareholder.
          (a) Each Shareholder hereby represents and warrants to Purchaser as of the date of this Agreement as follows: (i) Shareholder is the beneficial or record owner of the shares of Company Common Stock indicated on the signature page of this

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Agreement; (ii) Shareholder does not beneficially own any securities of the Company other than (x) the shares of Company Common Stock, Company options and Company warrants set forth on the signature page of this Agreement and (y) any Company Common Stock beneficially owned under any compensation plan of the Company; (iii) Shareholder has full power and authority to make, enter into and carry out the terms of this Agreement; and (iv) this Agreement has been duly and validly executed and delivered by Shareholder and constitutes a valid and binding agreement of Shareholder enforceable against such Shareholder in accordance with its terms.
          (b) Except for this Agreement or as otherwise permitted by this Agreement, Shareholder has full legal power, authority and right to vote or to direct the voting of all of the Shares then owned of record or beneficially as described in this Agreement, without the consent or approval of, or any other action on the part of, any other Person. Without limiting the generality of the foregoing, Shareholder has not entered into any voting agreement (other than this Agreement) with any Person with respect to any of the Shares, granted any Person any proxy (revocable or irrevocable) or power of attorney with respect to any of the Shares, deposited any of the Shares in a voting trust, or entered into any arrangement or agreement with any Person limiting or affecting his legal power, authority or right to vote the Shares on any matter.
          (c) The execution and delivery of this Agreement and the performance by Shareholder of his or her agreements and obligations hereunder will not result in any breach or violation of or be in conflict with or constitute a default under any term of any agreement, judgment, injunction, order, decree, law, regulation or arrangement to which Shareholder is a party or by which Shareholder (or any of his or her assets) is bound.
     5. Termination. This Agreement shall terminate on the earlier of (i) such time as Purchaser or any assignee of Purchaser, as permitted under Section 6(d) hereof, no longer has the authority to nominate a director to the Board of Directors of the Company pursuant to the Investor Rights Agreement, and (ii) the termination of the Investor Rights Agreement (the “Expiration Date”). Upon such termination, no party shall have any further obligations or liabilities hereunder; provided that such termination shall not relieve any party from liability for any breach of this Agreement prior to such termination.
     6. Miscellaneous Provisions.
          (a) Amendments, Modifications and Waivers. No amendment, modification or waiver in respect of this Agreement shall be effective against any party unless it shall be in writing and signed by Purchaser and the Shareholders.
          (b) Entire Agreement. This Agreement constitutes the entire agreement among the parties to this Agreement and supersede all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

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          (c) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.
          (d) Assignment and Successors. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto. This Agreement and all the provisions hereof are personal to the Shareholders, shall not inure to their respective successors and may not be assigned by any Shareholder without the prior written consent of Purchaser. This Agreement and all of the provisions hereof shall inure to the benefit of the successors of Purchaser and its permitted assigns, provided that, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of Purchaser may be assigned without prior written consent of the Shareholders party hereto except that Purchaser, without obtaining the consent of the Shareholders, shall be entitled to assign this Agreement to any one or more members of the Otto Family (as such term is defined in the Stock Purchase Agreement). Any assignment in violation of the foregoing shall be void and of no effect.
          (e) No Third Party Rights. Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person (other than the parties hereto) any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.
          (f) Cooperation. Shareholder agrees to cooperate fully with Purchaser and to execute and deliver such further documents, certificates, agreements and instruments and to take such other actions as may be reasonably requested by Purchaser to evidence or reflect the transactions contemplated by this Agreement and to carry out the intent and purpose of this Agreement. Shareholders, on the one hand, and Purchaser, on the other hand, each hereby agree that the other party may publish and disclose such Shareholder’s identity and ownership of Shares and the nature of such Shareholder’s commitments, arrangements and understandings under this Agreement as may be required by applicable law in any filing made by Purchaser, the Company or the Shareholder with the Securities and Exchange Commission.
          (g) Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.
          (h) Specific Performance; Injunctive Relief. Shareholder acknowledges that Purchaser may be irreparably harmed and that there may be no adequate remedy at law for a breach of any of the covenants or agreements of Shareholder set forth in this Agreement. Therefore, Shareholder hereby agrees that, in addition to any other remedies that may be available to Purchaser upon any such breach, such party shall have the right to seek specific performance, injunctive relief or any other remedies available to such party at law or in equity without posting any bond or other undertaking in order to enforce such covenants and agreements.

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          (i) Notices. All notices, consents, requests, claims, demands and other communications under this Agreement shall be in writing (which shall include communications by e-mail) and shall be delivered (a) in person or by courier or overnight service, or (b) by e-mail with a copy delivered as provided in clause (a). If to a Shareholder, to Shareholder’s address or e-mail address shown below Shareholder’s signature on the signature pages hereof, and with a copy (which shall not constitute notice) to:
3300 Enterprise Parkway
Beachwood, Ohio 44122
Attention: General Counsel
Telephone: (216) 755-5500
E-mail: DWeiss@ddr.com
Jones Day
North Point
901 Lakeside Avenue
Cleveland, Ohio 44114
Attention: Michael J. Solecki
Telephone: (216) 586-7103
E-mail: mjsolecki@jonesday.com
If to Investor:
KG CURA Vermögensverwaltung G.m.b.H. & Co.
Wandsbeker Str. 3-7
D-22179 Hamburg
Germany
Attention: Mr. Wilhelm
Telephone: 0049 40 6461 1286
E-mail: wilhelm@kgcura.de
with a copy (which shall not constitute notice) to:
Alston & Bird LLP
90 Park Avenue
New York, NY 10016
Attention: Mark F. McElreath
Telephone: (212) 210-9595
E-mail: mark.mcelreath@alston.com
or to such other address as the parties hereto may designate in writing to the other in accordance with this Section 6(i). Any party may change the address to which notices are to be sent by giving written notice of such change of address to the other parties in the manner above provided for giving notice. If delivered personally or by courier, the date

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on which the notice, request, instruction or document is delivered shall be the date on which such delivery is made and if delivered by e-mail transmission or mail as aforesaid, the date on which such notice, request, instruction or document is received shall be the date of delivery.
          (j) Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument, and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties; it being understood that all parties need not sign the same counterpart.
          (k) Headings. The headings contained in this Agreement are for the convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.
[Signatures on the Following Pages]

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     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

MR. ALEXANDER OTTO

SHAREHOLDERS

Print Name:

Address:

Telephone: (___) ___-
E-Mail Address:

Shares Beneficially Owned:

shares of Company Common Stock
Company Options
Company Warrants

Print Name:

Address:

Telephone: (___) ___-
E-Mail Address:

Shares Beneficially Owned:

shares of Company Common Stock
Company Options
Company Warrants

EXHIBIT I
TAX AGREEMENT
     THIS TAX AGREEMENT (this “Agreement”) is made and entered into as of [___] 2009, by and among Mr. Alexander Otto (the “Purchaser”) and Developers Diversified Realty Corporation (the “Company”).
RECITALS
     A. WHEREAS, on February 23, 2009, the Purchaser and the Company entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”), which provides for the purchase and sale of up to 30,000,000 shares of the Company’s common shares, $0.10 par value per share (“Common Shares”), and a grant of 10,000,000 warrants to purchase Common Shares; and
     B. WHEREAS, as an inducement to enter into the Stock Purchase Agreement, and as one of the conditions to the consummation of the transactions contemplated by the Stock Purchase Agreement, the parties agreed to enter into a tax agreement whereby the Company would provide the Exempt Holder (as defined herein) certain information and take certain actions on an ongoing basis relating to the Company’s status as a “domestically controlled qualified investment entity” and providing information relating to withholding on capital gain dividends.
     Unless otherwise provided, all capitalized terms shall have the meanings ascribed to them in Section 1.
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
     1. Definitions. For purposes of this Agreement:
          “Affiliates” means with respect to a particular individual: (A) each other member of such individual’s Family; (B) any Person that is directly or indirectly controlled by any one or more members of such individual’s Family; (C) any Person in which members of such individual’s Family hold (individually or in the aggregate) a Material Interest; and (D) any Person with respect to which one or more members of such individual’s Family serves as a director, officer, partner, executor or trustee (or in a similar capacity). With respect to a specified Person other than an individual: (aa) any Person that directly or indirectly controls, is directly or indirectly controlled by or is directly or indirectly under common control with such specified Person; (bb) any Person that holds a Material Interest in such specified Person; (cc) each Person that serves as a director, officer, partner, executor or trustee of such specified Person (or in a similar capacity); (dd) any Person in which such specified Person holds a Material Interest; and (ee) any Person with respect to which such specified Person serves as a general partner or a trustee (or in a similar capacity). For purposes of this definition,
(I) “control” (including “controlling,” “controlled by,” and “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and shall be construed as such term is used in the rules promulgated under the Securities Act of 1933, as amended;
(II) the “Family” of an individual includes (1) the individual, (2) the individual’s spouse, (3) any other natural person who is the parent, child, grandparent or grandchild of the individual or the individual’s spouse and (4) any other natural person who resides with such individual; and
(III) “Material Interest” means direct or indirect beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of voting securities or other voting interests representing at least five percent (5%).
               “Articles” shall mean the Second Amended and Restated Articles of Incorporation of the Company, as amended, as filed with the Secretary of State of the State of Ohio on [___], 2009, and attached hereto as Exhibit A.
               “Code” means the Internal Revenue Code of 1986, as amended.
               “Commission” means the United States Securities and Exchange Commission.
               “Exchange Act” means the Securities Exchange Act of 1934, as amended.
               “Exempt Holder” shall mean, collectively, (i) Professor Werner Otto, his wife Maren Otto and/or all descendants of Professor Werner Otto (illegitimate descendants only if they have obtained the status of a legitimate descendant by legitimation or adoption by Professor Werner Otto or one of his legitimate descendants, or if they are children of a female legitimate descendant of Professor Werner Otto), (ii) any trust or any family foundation that has exclusively been established in favor of one or several of the individuals named under (i) above, and (iii) any partnership, firm, corporation, association, trust, unincorporated organization, joint venture, limited liability company or other legal entity, in which the individuals or entities named under (i) and (ii) hold (either directly or indirectly) more than 50% of the voting rights or more than 50% of the equity capital of such any such partnership, firm, corporation, association, trust, unincorporated organization, joint venture, limited liability company or other legal entity.

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               “Exempt Holder Limit” has the meaning ascribed to it in the Articles.
               “IRS” means the Internal Revenue Service.
           “Ownership Limit” has the meaning ascribed to it in the Articles.
           “Person” means a natural person or any legal, commercial or governmental entity, such as, but not limited to, a corporation, general partnership, joint venture, limited partnership, limited liability company, limited liability partnership, trust, business association, group acting in concert, or any person acting in a representative capacity.
          “Treasury Regulations” shall mean the federal income tax regulations promulgated under the Code, as such regulations may be amended from time to time.
     2. Covenants of the Company.
          (a) Upon request from the Purchaser made from time to time (but not more frequently than once each calendar year), the Company shall endeavor to deliver to the Exempt Holder within fifteen business days after the request for a statement (based upon reasonable inquiry) disclosing whether, to the knowledge of the Company, the Company qualifies as a “domestically controlled qualified investment entity” (within the meaning of Section 897(h)(4)(B) of the Code). For purposes of such statement, reasonable inquiry shall be deemed to be a review of all Schedule 13D and 13G filings made under the Exchange Act with the Commission with respect to the Company during the five calendar years preceding the date of the statement, all IRS Form 1042 filings made by or on behalf of the Company with respect to each of the five taxable years preceding the date of the statement, the list of the Company’s registered shareholders as of a date within 90 days of such statement (and to the extent reasonably available, as of a date within 90 days of the end of each of the preceding five calendar years), a report obtained by the Company from a shareholders tracking service within 90 days of such statement (and any similar reports in the possession of the Company or otherwise reasonably available to the Company providing information as of a date within 90 days of the end of each of the five preceding calendar years), and a list of “non-objecting beneficial owners” of shares of the Company obtained as of a date within 90 days of such statement (and to the extent reasonably available, as of a date within 90 days of the end of each of the preceding five calendar years). At the request of the Purchaser, the Company shall provide the Exempt Holder with copies of the information that has been obtained or relied upon by the Company for purposes of such statement, provided that the Exempt Holder shall treat such information as confidential, and shall use such information solely for the purposes of evaluating the accuracy of such statement. In the event that the Company should determine in good faith that it cannot provide to the Exempt Holder the requested statement for any reason, the Company shall notify the Exempt Holder of such conclusion and the facts that cause it to be unable to render such statement. In addition to, and without limiting, the foregoing, in the event that the general counsel of the

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Company shall have actual knowledge that more than forty percent (40%), by fair market value of the outstanding equity interests of the Company are owned directly or indirectly by “foreign persons” (as that term is used for purposes of Section 897(h)(4)(B) of the Code), the Company shall provide written notice thereof (together with a summary of the relevant facts) to the Exempt Holder, provided that the only duty of inquiry of the Company shall be as set forth in the first sentence of this subparagraph (a).
          (b) Upon request from the Purchaser made from time to time (but not more frequently than once each calendar quarter), the Company shall endeavor to deliver to the Exempt Holder within fifteen business days after the request for a statement disclosing whether, to the knowledge of the Company, the Company qualifies as a “domestically controlled qualified investment entity” (within the meaning of Section 897(h)(4)(B) of the Code).
          (c) The Company will include in any issuance of preferred stock by the Company or any issuance by the Company or any Affiliate of the Company of warrants, options, convertible or exchangeable debt or any other right to acquire preferred stock of the Company, protections comparable to the provisions in Section 4(b)(vii) in Division B of the Articles designed to cause the Company to qualify as a “domestically controlled qualified investment entity” within the meaning of Section 897(h)(4)(B) of the Code.
          (d) In the event that the Company shall make any distributions to the Exempt Holder that it concludes in good faith would be subject to withholding of tax pursuant to the last sentence of Section 1445(e)(6) of the Code and any applicable Treasury Regulations, the Company shall provide such reasonable cooperation as the Exempt Holder may request in applying to the IRS for a “withholding certificate” within the meaning of Treasury Regulation §1.1445-6 that would reduce or eliminate the requirement for such withholding; provided, however, that the Exempt Holder shall be responsible for the preparation and submission of the application for such withholding certificate and that the Company shall not be precluded from withholding such tax unless and until a “withholding certificate” is obtained (in which event the Company would not withhold tax that, under the express terms of the “withholding certificate,” is not required to be withheld).
     3. Termination. This Agreement shall terminate five years following the date on which the Exempt Holder no longer Beneficially Owns Common Shares in excess of five percent of the outstanding Common Shares. Upon such termination, no party shall have any further obligations or liabilities hereunder; provided that such termination shall not relieve any party from liability for any breach of this Agreement prior to such termination.
     4. Miscellaneous Provisions.
          (a) Amendments, Modifications and Waivers. No amendment, modification or waiver in respect of this Agreement shall be effective against any party unless it shall be in writing and signed by the Exempt Holder and the Company.

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          (b) Entire Agreement. This Agreement constitutes the entire agreement among the parties to this Agreement and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.
          (c) Governing Law. This Agreement shall be governed by and construed in all respects in accordance with the Laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.
          (d) Assignment and Successors. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, provided that except as otherwise specifically provided herein, any assignment of this Agreement or any of the rights, interests or obligations of the parties hereto shall be void, invalid, and of no effect without the prior written consent of the other party hereto, except that the Purchaser, without obtaining the consent of Company, shall be entitled to assign this Agreement or all or any of his rights or obligations hereunder to any one or more Persons within the definition of Exempt Holder, but no assignment by the Purchaser under this Section 4(d) shall relieve the Purchaser of his obligations under this Agreement.
          (e) No Third Party Rights. Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person (other than the parties hereto) any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.
          (f) Cooperation. The Company agrees to cooperate fully with the Exempt Holder and to execute and deliver such further documents, certificates, agreements and instruments and to take such other actions as may be reasonably requested by the Exempt Holder to carry out the intent and purpose of this Agreement.
          (g) Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.
          (h) Specific Performance; Injunctive Relief. The Company acknowledges that the Exempt Holder shall be irreparably harmed and that there shall be no adequate remedy at law for a violation of any of the covenants or agreements of the Company set forth in this Agreement. Therefore, the Company hereby agrees that, in addition to any other remedies that may be available to the Exempt Holder, the Exempt Holder shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to such party at law or in equity without posting any bond or other undertaking.
          (i) Notices. All notices, requests, demands, and other communications hereunder shall be in writing (which shall include communications by

5

e-mail) and shall be delivered (a) in person or by courier or overnight service, or (b) by e-mail with a copy delivered as provided in clause (a), as follows:
If to the Company:
3300 Enterprise Parkway
Beachwood, Ohio 44122
Attention: Chief Executive Officer
Telephone: (216) 755-5500
E-mail: SWolstein@ddr.com
with a copy (which shall not constitute notice) to:
3300 Enterprise Parkway
Beachwood, Ohio 44122
Attention: General Counsel
Telephone: (216) 755-5500
E-mail: DWeiss@ddr.com
Jones Day
North Point
901 Lakeside Avenue
Cleveland, Ohio 44114
Attention: Michael J. Solecki
Telephone: (216) 586-7103
E-mail: mjsolecki@jonesday.com
If to the Purchaser and/or the Exempt Holder:
KG CURA Vermögensverwaltung G.m.b.H. & Co.
Wandsbeker Str. 3-7
D-22179 Hamburg
Germany
Attention: Mr. Wilhelm
Telephone: 0049 40 6461 1286
E-mail: wilhelm@kgcura.de
with a copy (which shall not constitute notice) to:
Alston & Bird LLP
90 Park Avenue
New York, NY 10016
Attention: Mark F. McElreath
Telephone: (212) 210-9595
E-mail: mark.mcelreath@alston.com

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          (j) Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument, and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties; it being understood that all parties need not sign the same counterpart.
          (k) Headings. The headings contained in this Agreement are for the convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.
[Signatures on the Following Pages]

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     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

DEVELOPERS DIVERSIFIED REALTY CORPORATION

By:
Name:
Title:

MR. ALEXANDER OTTO

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